EXHIBIT 99.1

                                                                      SCHEDULE A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

      The description herein of the Mortgage Loans is based upon the estimates of the composition thereof as of March 1, 2005, as adjusted to reflect the Scheduled Principal Balances as of the Cut-Off Date. Prior to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to the Cut-off Date, (ii) requirements of Standard & Poor's, (iii) delinquencies or otherwise. In any such event, other mortgage loans may be included in the Trust. American Home Mortgage Investment Trust 2005-1 believes that the estimated information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

       Principal Balances of the Mortgage Loans at Origination in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........               296            $ 20,640,271.48            4.03%
$  100,001 - $ 200,000.........               467              69,391,716.11           13.55
$  200,001 - $ 300,000.........               319              78,739,793.64           15.38
$  300,001 - $ 350,000.........               123              39,814,676.96            7.78
$  350,001 - $ 400,000.........                93              34,857,303.81            6.81
$  400,001 - $ 450,000.........                64              27,278,427.83            5.33
$  450,001 - $ 500,000.........                54              25,784,120.24            5.04
$  500,001 - $ 550,000.........                35              18,301,608.73            3.58
$  550,001 - $ 600,000.........                39              22,364,015.95            4.37
$  600,001 - $ 650,000.........                21              13,079,553.72            2.56
$  650,001 - $ 700,000.........                14               9,591,218.92            1.87
$  700,001 - $ 800,000.........                26              19,408,198.64            3.79
$  800,001 - $ 900,000.........                17              14,449,034.81            2.82
$  900,001 - $1,000,000........                20              19,486,502.35            3.81
$1,000,001 - $1,100,000........                 5               5,237,749.56            1.02
$1,100,001 - $1,200,000........                11              12,711,049.42            2.48
$1,200,001 - $1,300,000........                 8              10,096,441.19            1.97
$1,300,001 - $1,400,000........                 4               5,358,732.64            1.05
$1,400,001 - $1,500,000........                11              16,357,276.13            3.20
$1,500,001 - $1,600,000........                 2               3,123,662.98            0.61
$1,600,001 - $1,700,000........                 4               6,610,000.00            1.29
$1,700,001 - $1,800,000........                 4               7,034,915.80            1.37
$1,900,001 - $2,000,000........                 1               1,920,000.00            0.38
$2,000,001 - $2,100,000........                 3               6,270,019.05            1.23
$2,200,001 - $2,300,000........                 2               4,510,296.23            0.88
$2,300,001 - $2,400,000........                 2               4,774,328.31            0.93
$2,400,001 - $2,500,000........                 1               2,469,093.92            0.48
$2,600,001 - $2,700,000........                 2               5,373,661.72            1.05
$2,700,001 - $2,800,000........                 1               2,723,620.99            0.53
$3,500,001 or more.............                 1               4,241,196.13            0.83
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $   30,000.00
Maximum Original Principal Balance:     $4,250,000.00
Average Original Principal Balance:     $  310,610.46

          Scheduled Principal Balances of the Mortgage Loans as of the
                             Cut-Off Date in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........               297             $ 20,740,129.58           4.05%
$  100,001 - $ 200,000.........               466               69,291,858.01          13.53
$  200,001 - $ 300,000.........               319               78,739,793.64          15.38
$  300,001 - $ 350,000.........               125               40,512,744.65           7.91
$  350,001 - $ 400,000.........                91               34,159,236.12           6.67
$  400,001 - $ 450,000.........                64               27,278,427.83           5.33
$  450,001 - $ 500,000.........                54               25,784,120.24           5.04
$  500,001 - $ 550,000.........                35               18,301,608.73           3.58
$  550,001 - $ 600,000.........                39               22,364,015.95           4.37
$  600,001 - $ 650,000.........                21               13,079,553.72           2.56
$  650,001 - $ 700,000.........                14                9,591,218.92           1.87
$  700,001 - $ 800,000.........                26               19,408,198.64           3.79
$  800,001 - $ 900,000.........                17               14,449,034.81           2.82
$  900,001 - $1,000,000........                20               19,486,502.35           3.81
$1,000,001 - $1,100,000........                 5                5,237,749.56           1.02
$1,100,001 - $1,200,000........                11               12,711,049.42           2.48
$1,200,001 - $1,300,000........                 8               10,096,441.19           1.97
$1,300,001 - $1,400,000........                 4                5,358,732.64           1.05
$1,400,001 - $1,500,000........                11               16,357,276.13           3.20
$1,500,001 - $1,600,000........                 2                3,123,662.98           0.61
$1,600,001 - $1,700,000........                 4                6,610,000.00           1.29
$1,700,001 - $1,800,000........                 4                7,034,915.80           1.37
$1,900,001 - $2,000,000........                 1                1,920,000.00           0.38
$2,000,001 - $2,100,000........                 3                6,270,019.05           1.23
$2,200,001 - $2,300,000........                 2                4,510,296.23           0.88
$2,300,001 - $2,400,000........                 2                4,774,328.31           0.93
$2,400,001 - $2,500,000........                 1                2,469,093.92           0.48
$2,600,001 - $2,600,000........                 2                5,373,661.72           1.05
$2,700,001 - $2,800,000........                 1                2,723,620.99           0.53
$3,500,001 or more.............                 1                4,241,196.13           0.83
                                         --------             ---------------         ------
     Total.....................             1,650             $511,998,487.26         100.00%
                                         ========             ===============         ======

Minimum Scheduled Principal Balance:    $30,000.00
Maximum Scheduled Principal Balance:    $4,241,196.13
Average Scheduled Principal Balance:    $310,302.00

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000 - 1.249..................               546            $200,781,918.07           39.22%
1.250 - 1.499..................               279              50,829,768.01            9.93
1.500 - 1.749..................               105              45,304,531.09            8.85
1.750 - 1.999..................                96              39,865,976.92            7.79
2.000 - 2.249..................                41              13,290,099.25            2.60
2.250 - 2.499..................                17               6,876,507.63            1.34
2.500 - 2.749..................                38               9,276,389.43            1.81
2.750 - 2.999..................                 4                 318,016.00            0.06
3.000 - 3.249..................                12               2,768,504.88            0.54
3.250 - 3.499..................                 9               1,810,238.45            0.35
3.500 - 3.749..................                 4                 961,500.00            0.19
3.750 - 3.999..................                34               6,144,119.13            1.20
4.000 - 4.249..................                 7               1,859,462.18            0.36
4.250 - 4.499..................               129              39,230,090.96            7.66
4.500 - 4.749..................                35              11,259,730.03            2.20
4.750 - 4.999..................                67              20,905,414.65            4.08
5.000 - 5.249..................               100              30,686,640.72            5.99
5.250 - 5.499..................                75              17,835,002.96            3.48
5.500 - 5.749..................                20               6,613,383.70            1.29
5.750 - 5.999..................                18               2,976,384.68            0.58
6.000 - 6.249..................                 8               1,528,505.65            0.30
6.250 - 6.499..................                 3                 551,097.41            0.11
6.500 - 6.749..................                 2                 274,144.60            0.05
6.750 - 6.999..................                 1                  51,060.86            0.01
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Minimum Mortgage Interest Rate:           1.0000%
Maximum Mortgage Interest Rate:           6.9070%
Weighted Average Mortgage Interest Rate:  2.2947%

                    Original Loan-to-Value Ratios* in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                12            $  3,025,785.97            0.59%
 30.01% -  40.00%..............                12               2,481,316.23            0.49
 40.01% -  50.00%..............                43              13,497,974.33            2.64
 50.01% -  55.00%..............                34               9,997,702.44            1.95
 55.01% -  60.00%..............                52              30,716,340.16            6.00
 60.01% -  65.00%..............               116              37,512,011.90            7.33
 65.01% -  70.00%..............               215              75,425,272.97           14.73
 70.01% -  75.00%..............               321             121,891,555.43           23.81
 75.01% -  80.00%..............               680             180,146,554.31           35.19
 80.01% -  85.00%..............                19               5,224,198.13            1.02
 85.01% -  90.00%..............                68              15,658,482.42            3.06
 90.01% -  95.00%..............                36               8,359,042.00            1.63
 95.01% - 100.00%..............                42               8,062,250.97            1.58
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Weighted Average Loan-to-Value:  73.22%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

         Geographic Distribution* of the Mortgage Properties in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Alabama........................                 2            $    615,102.12            0.12%
Arizona........................                22               9,362,837.15            1.83
California.....................               228             105,716,259.73           20.65
Colorado.......................                14               3,634,514.61            0.71
Connecticut....................                13               6,800,870.33            1.33
Delaware.......................                61              12,745,352.30            2.49
District of Columbia...........                 9               3,891,805.57            0.76
Florida .......................               202              65,636,304.23           12.82
Georgia .......................                23               4,929,720.85            0.96
Idaho .........................                 7               2,088,682.96            0.41
Illinois.......................                65              17,535,153.07            3.43
Indiana .......................                10               1,221,238.09            0.24
Kansas.........................                 4                 689,181.10            0.14
Kentucky.......................                34               3,673,834.43            0.72
Maryland.......................                78              26,052,705.91            5.09
Massachusetts .................                29              10,590,917.50            2.07
Michigan.......................                94              25,948,098.13            5.07
Minnesota .....................                 1                 206,000.00            0.04
Missouri.......................                15               2,149,168.66            0.42
Montana .......................                 5               1,381,207.95            0.27
Nevada.........................                45              16,828,156.59            3.29
New Hampshire .................                 4                 777,765.00            0.15
New Jersey.....................                65              25,468,244.71            4.97
New York.......................                37              19,339,756.49            3.78
North Carolina.................               211              50,698,955.77            9.90
Ohio...........................                96              10,145,125.59            1.98
Oklahoma.......................                 1                  54,000.00            0.01
Oregon.........................                17               3,464,158.02            0.68
Pennsylvania...................                62              16,799,438.79            3.28
Rhode Island...................                 7               4,673,398.28            0.91
South Carolina.................                59              15,721,179.77            3.07
Tennessee......................                 3                 475,719.53            0.09
Texas..........................                 9               2,508,142.19            0.49
Utah...........................                 4               1,347,305.55            0.26
Vermont........................                 1                 109,000.00            0.02
Virginia.......................               100              35,890,145.71            7.01
Washington.....................                12               2,693,544.33            0.53
Wisconsin......................                 1                 135,496.25            0.03
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

*No more than approximately 1.82% of Loan Group I by cut-off date principal balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 500 - 549.....................                 1            $  2,374,328.31            0.46%
 575 - 599.....................                13               6,438,702.00            1.26
 600 - 619.....................                15               6,672,289.89            1.30
 620 - 639.....................               163              50,412,462.94            9.85
 640 - 659.....................               170              51,318,594.25           10.02
 660 - 679.....................               201              61,562,344.88           12.02
 680 - 699.....................               210              66,073,973.59           12.91
 700 - 719.....................               203              69,583,020.31           13.59
 720 - 739.....................               182              52,179,784.34           10.19
 740 - 759.....................               192              54,232,931.75           10.59
 760 - 779.....................               170              54,624,690.23           10.67
 780 - 799.....................               102              28,577,073.98            5.58
 800 - 819.....................                28               7,948,290.79            1.55
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:       703
(where credit scores were available)

              Property Types of the Mortgage Properties in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................                80            $ 16,785,986.15            3.28%
CO-OP..........................                 6               1,664,062.00            0.33
Condominium....................               235              55,766,617.19           10.89
PUD............................               348             123,213,073.05           24.07
Single Family..................               980             314,488,910.54           61.42
Townhouse......................                 1                  79,838.33            0.02
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

               Occupancy Status of Mortgage Properties in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................               493            $ 77,201,052.14           15.08%
Owner Occupied.................               981             378,381,374.18           73.90
Second Home....................               176              56,416,060.94           11.02
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

                  Loan Purpose of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............               671            $243,688,346.38           47.60%
Purchase.......................               624             182,842,074.85           35.71
Rate/Term Refinance............               355              85,468,066.03           16.69
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

               Documentation Type of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment
Verified/Assets Verified.......               771            $175,221,202.31           34.22%
Verbal Verification of
Employment/Assets Not Verified.               238              78,056,261.17           15.25
Verbal Verification of
Employment/Assets Verified.....               641             258,721,023.78           50.53
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

       Original Terms to Stated Maturity of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
180 months.....................                 1            $    339,558.27            0.07%
360 months.....................             1,482             454,165,465.66           88.70
480 months.....................               167              57,493,463.33           11.23
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      180
Maximum Original Term to Stated Maturity (Months):      480
Weighted Average Orig. Term to Stated Mat. (Months):    373

            Remaining Terms to Stated Maturity of the Mortgage Loans
                        as of the Cut Off Date in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
120 - 179 months...............                 1             $    339,558.27            0.07%
300 - 359 months...............               643              193,889,090.06           37.87
360 - 480 months...............             1,006              317,769,838.93           62.07
                                         --------             ---------------          ------
     Total.....................             1,650             $511,998,487.26          100.00%
                                         ========             ===============          ======

Minimum Remaining Term to Stated Maturity (Months):     179
Maximum Remaining Term to Stated Maturity (Months):     480
Weighted Average Rem. Term to Stated Mat. (Months):     373

                     Index of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1M MTA.........................             1,650            $511,998,487.26          100.00%
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

        Months to Next Rate Adjustment* of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
  Months to Next Rate Adjustment      Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
0 - 3..........................             1,602            $494,074,133.26           96.50%
4 - 6..........................                25              11,228,213.51            2.19
7 - 9..........................                 3                 390,363.00            0.08
10 - 12........................                 9               4,083,447.49            0.80
13 - 15........................                11               2,222,330.00            0.43
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Weighted Average Next Rate Adjustment (Months):  2

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

         Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  9.751% - 10.000%.............             1,047            $409,252,803.05           79.93%
 10.251% - 10.500%.............               492              77,398,504.79           15.12
 10.501% - 10.750%.............               111              25,347,179.42            4.95
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:  10.0402%

                  Gross Margin of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 2.001% - 2.250%...............                23            $  9,107,007.89            1.78%
 2.251% - 2.500%...............               218              70,379,919.30           13.75
 2.501% - 2.750%...............               169              63,358,026.57           12.38
 2.751% - 3.000%...............               447             152,670,984.39           29.82
 3.001% - 3.250%...............               278              85,087,261.02           16.62
 3.251% - 3.500%...............               221              59,944,434.46           11.71
 3.501% - 3.750%...............               131              34,573,710.37            6.75
 3.751% - 4.000%...............               101              26,191,842.57            5.12
 4.001% - 4.250%...............                27               3,387,216.70            0.66
 4.251% - 4.500%...............                17               3,704,306.15            0.72
 4.501% - 4.750%...............                16               3,058,716.98            0.60
 4.751% - 5.000%...............                 1                  51,060.86            0.01
 5.001% +  ....................                 1                 484,000.00            0.10
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:  2.9973%

               Prepayment Penalty of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................               791            $237,100,095.28           46.31%
1Y PP..........................               602             202,499,267.37           39.55
3Y PP..........................               257              72,399,124.61           14.14
                                         --------            ---------------          ------
        Total..................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

                  Product Type of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Mo MTA.......................             1,482            $467,770,364.89           91.36%
1 Mo MTA IO....................               168              44,228,122.37            8.64
                                         --------            ---------------          ------
        Total..................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

             Interest Only Feature of the Mortgage Loans in Group I

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................             1,508            $473,596,550.01           92.50%
10 Years.......................               142              38,401,937.25            7.50
                                         --------            ---------------          ------
     Total.....................             1,650            $511,998,487.26          100.00%
                                         ========            ===============          ======

       Principal Balances of the Mortgage Loans at Origination in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........               223            $ 16,357,939.36            4.97%
$  100,001 - $ 200,000.........               646              98,181,731.73           29.80
$  200,001 - $ 300,000.........               502             124,583,016.51           37.82
$  300,001 - $ 350,000.........               167              54,252,759.87           16.47
$  350,001 - $ 400,000.........                59              21,539,193.62            6.54
$  400,001 - $ 450,000.........                12               5,049,010.00            1.53
$  450,001 - $ 500,000.........                10               4,578,950.00            1.39
$  500,001 - $ 550,000.........                 6               3,171,500.00            0.96
$  550,001 - $ 600,000.........                 3               1,711,250.00            0.52
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $ 30,000.00
Maximum Original Principal Balance:     $588,000.00
Average Original Principal Balance:     $202,396.80

          Scheduled Principal Balances of the Mortgage Loans as of the
                            Cut-Off Date in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........               223            $ 16,357,939.36            4.97%
$  100,001 - $ 200,000.........               646              98,181,731.73           29.80
$  200,001 - $ 300,000.........               502             124,583,016.51           37.82
$  300,001 - $ 350,000.........               167              54,252,759.87           16.47
$  350,001 - $ 400,000.........                59              21,539,193.62            6.54
$  400,001 - $ 450,000.........                12               5,049,010.00            1.53
$  450,001 - $ 500,000.........                10               4,578,950.00            1.39
$  500,001 - $ 550,000.........                 6               3,171,500.00            0.96
$  550,001 - $ 600,000.........                 3               1,711,250.00            0.52
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Minimum Scheduled Principal Balance:    $29,975.00
Maximum Scheduled Principal Balance:    $588,000.00
Average Scheduled Principal Balance:    $202,350.00

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.000 - 3.249..................                 6            $  1,438,192.83            0.44%
3.250 - 3.499..................                21               4,683,274.34            1.42
3.500 - 3.749..................                44               8,865,923.85            2.69
3.750 - 3.999..................                53              10,959,513.50            3.33
4.000 - 4.249..................                83              17,592,747.57            5.34
4.250 - 4.499..................                62              14,089,342.92            4.28
4.500 - 4.749..................                75              16,450,787.48            4.99
4.750 - 4.999..................                93              19,551,469.14            5.94
5.000 - 5.249..................               106              23,028,726.46            6.99
5.250 - 5.499..................               178              40,019,359.31           12.15
5.500 - 5.749..................               197              41,815,991.74           12.69
5.750 - 5.999..................               193              38,289,911.42           11.62
6.000 - 6.249..................               112              22,568,989.26            6.85
6.250 - 6.499..................                90              16,517,097.39            5.01
6.500 - 6.749..................                64              11,454,537.11            3.48
6.750 - 6.999..................                84              14,514,364.85            4.41
7.000 - 7.249..................                47               8,639,016.98            2.62
7.250 - 7.499..................                54               9,163,217.72            2.78
7.500 - 7.749..................                65               9,580,739.31            2.91
7.750 - 7.999..................                 1                 202,147.91            0.06
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Minimum Interest Rate:            3.0000%
Maximum Interest Rate:            7.8750%
Weighted Average Interest Rate:   5.4509%

                   Original Loan-to-Value Ratios* in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                 3            $    223,804.94            0.07%
 30.01% -  40.00%..............                10               1,401,054.18            0.43
 40.01% -  50.00%..............                26               4,565,779.80            1.39
 50.01% -  55.00%..............                17               2,826,203.75            0.86
 55.01% -  60.00%..............                16               3,522,679.11            1.07
 60.01% -  65.00%..............                35               9,015,942.33            2.74
 65.01% -  70.00%..............               609             124,939,085.88           37.93
 70.01% -  75.00%..............               119              23,487,403.94            7.13
 75.01% -  80.00%..............               667             136,259,170.20           41.36
 80.01% -  85.00%..............                 9               1,460,225.73            0.44
 85.01% -  90.00%..............                71              12,747,756.14            3.87
 90.01% -  95.00%..............                46               8,976,245.09            2.73
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Loan-to-Value:   74.75%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

         Geographic Distribution* of the Mortgage Properties in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Alabama........................                 2            $    620,000.00            0.19%
Arizona........................               102              18,915,766.70            5.74
Arkansas.......................                 1                 180,000.00            0.06
California.....................               375              99,457,283.36           30.19
Colorado.......................                50               8,413,933.37            2.55
Connecticut....................                 9               1,753,981.80            0.53
Delaware.......................                14               2,485,222.22            0.75
District of Columbia...........                 7               1,838,150.00            0.56
Florida........................               115              22,022,711.76            6.69
Georgia .......................                30               4,717,115.00            1.43
Idaho .........................                15               2,274,911.32            0.69
Illinois.......................               184              37,739,254.75           11.46
Indiana .......................                15               1,869,470.85            0.57
Iowa...........................                 1                 168,000.00            0.05
Kansas.........................                 6               1,069,830.00            0.33
Kentucky.......................                 4                 318,125.00            0.10
Maine .........................                 1                 166,950.00            0.05
Maryland.......................                62              12,411,489.13            3.77
Massachusetts .................                31               8,510,195.71            2.58
Michigan.......................                79              10,285,112.20            3.12
Minnesota .....................                 4                 861,890.18            0.26
Missouri.......................                20               2,864,029.29            0.87
Montana .......................                 3                 383,079.50            0.12
Nevada.........................                93              19,096,333.17            5.80
New Hampshire .................                10               1,617,523.24            0.49
New Jersey.....................                22               4,561,941.42            1.39
New York.......................                25               7,389,708.90            2.24
North Carolina.................                56               7,611,559.19            2.31
Ohio...........................                38               4,328,326.96            1.31
Oklahoma.......................                 2                 184,654.32            0.06
Oregon.........................                33               5,441,018.41            1.65
Pennsylvania...................                22               2,995,387.05            0.91
Rhode Island...................                10               1,896,114.95            0.58
South Carolina.................                28               3,481,096.40            1.06
South Dakota...................                 1                 157,600.00            0.05
Tennessee .....................                10               1,489,785.00            0.45
Texas .........................                27               4,527,867.39            1.37
Utah...........................                17               2,704,317.73            0.82
Virginia.......................                77              17,839,961.33            5.42
Washington.....................                20               3,702,304.70            1.12
West Virginia .................                 1                  54,000.00            0.02
Wisconsin .....................                 4                 728,720.21            0.22
Wyoming .......................                 2                 290,628.58            0.09
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

*No more than approximately 0.57% of Loan Group II by cut-off date principal balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 500 - 549.....................                 1            $    200,582.18            0.06%
 575 - 599.....................                 4                 776,037.80            0.24
 600 - 619.....................                 7               1,863,422.16            0.57
 620 - 639.....................                77              12,781,939.54            3.88
 640 - 659.....................               101              18,233,199.79            5.54
 660 - 679.....................               261              52,931,209.68           16.07
 680 - 699.....................               269              54,844,789.73           16.65
 700 - 719.....................               248              50,416,931.48           15.31
 720 - 739.....................               236              48,539,228.68           14.74
 740 - 759.....................               146              30,732,018.56            9.33
 760 - 779.....................               175              37,192,825.85           11.29
 780 - 799.....................                70              14,653,155.50            4.45
 800 - 819.....................                33               6,260,010.14            1.90
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:          711
(where credit scores were available)

              Property Types of the Mortgage Properties in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................               163            $ 44,414,495.42           13.48%
Condominium....................               202              40,556,718.11           12.31
PUD............................               379              78,855,356.14           23.94
Single Family..................               884             165,598,781.42           50.27
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

               Occupancy Status of Mortgage Properties in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................               486            $ 85,163,863.51           25.85%
Owner Occupied.................             1,090             234,193,881.00           71.09
Second Home....................                52              10,067,606.58            3.06
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

                 Loan Purpose of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............               373            $ 73,670,655.91           22.36%
Purchase.......................             1,120             228,572,676.14           69.39
Rate/Term Refinance............               135              27,182,019.04            8.25
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

              Documentation Type of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................               431            $ 83,398,891.05           25.32%
Income & Employment
Verified/Assets Not Verified...                11               1,664,810.00            0.51
No Employment or Income
Verification / Assets Not Verified            312              60,893,115.74           18.49
No Employment or Income
Verification / Assets Verified.               190              40,390,743.63           12.26
Verbal Verification of Employment
/ Assets Not Verified..........                96              16,002,686.55            4.86
Verbal Verification of Employment
/ Assets Verified..............               588             127,075,104.12           38.58
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

       Original Terms to Stated Maturity of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
360 months.....................             1,628            $329,425,351.09          100.00%
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      360
Maximum Original Term to Stated Maturity (Months):      360
Weighted Average Orig. Term to Stated Mat. (Months):    360

            Remaining Terms to Stated Maturity of the Mortgage Loans
                       as of the Cut Off Date in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
300 - 359 months...............               706            $139,373,471.24            42.31%
360 months.....................               922             190,051,879.85            57.69
                                         --------            ---------------           ------
     Total.....................             1,628            $329,425,351.09           100.00%
                                         ========            ===============           ======

Minimum Remaining Term to Stated Maturity (Months):     351
Maximum Remaining Term to Stated Maturity (Months):     360
Weighted Average Rem. Term to Stated Mat. (Months):     359

                     Index of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1M LIBOR.......................               190            $ 37,799,492.71           11.47%
1 Year LIBOR...................               601             129,515,603.68           39.32
6M LIBOR.......................               837             162,110,254.70           49.21
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

        Months to Next Rate Adjustment* of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Months to Next Rate Adj          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   0 -  3......................               143            $ 28,016,556.71            8.51%
   4 -  6......................                64              13,005,806.74            3.95
   7 -  9......................                 7               1,626,803.27            0.49
  10 - 12......................               424              90,002,015.41           27.32
  13 - 15......................               177              39,590,289.18           12.02
  16 - 18......................                 3                 550,029.90            0.17
  19 - 21......................                 3                 322,204.88            0.10
  22 - 24......................               576             109,487,533.00           33.24
  25 - 27......................               231              46,824,112.00           14.21
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Next Rate Adjustment (Months):   16

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  8.751% -  9.000%.............                 1            $    164,192.83            0.05%
  9.001% -  9.250%.............                 3                 645,999.00            0.20
  9.251% -  9.500%.............                18               3,697,440.98            1.12
  9.501% -  9.750%.............                12               1,975,593.97            0.60
  9.751% - 10.000%.............                54              11,561,648.93            3.51
 10.001% - 10.250%.............                37               8,164,416.94            2.48
 10.251% - 10.500%.............                94              21,651,933.58            6.57
 10.501% - 10.750%.............               127              27,307,238.49            8.29
 10.751% - 11.000%.............               332              70,750,244.25           21.48
 11.001% - 11.250%.............               138              27,894,177.70            8.47
 11.251% - 11.500%.............               198              40,374,550.47           12.26
 11.501% - 11.750%.............               139              26,490,495.03            8.04
 11.751% - 12.000%.............               315              61,610,864.31           18.70
 12.001% - 12.250%.............                56              10,144,771.10            3.08
 12.251% - 12.500%.............                97              15,584,123.37            4.73
 12.501% - 12.750%.............                 2                 451,292.25            0.14
 12.751% - 13.000%.............                 1                 333,600.00            0.10
 13.001% - 13.250%.............                 1                 119,684.88            0.04
 13.251% - 13.500%.............                 1                 200,582.18            0.06
 13.501% - 13.750%.............                 1                 100,352.92            0.03
 13.751% or more...............                 1                 202,147.91            0.06
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:    11.2677%

               Periodic Rate Cap of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Cap.........................               206            $ 40,735,234.70           12.37%
1.000%.........................               820             158,972,364.80           48.26
1.500%.........................                 1                 202,147.91            0.06
2.000%.........................               601             129,515,603.68           39.32
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Periodic Rate Cap:  1.449%

               Initial Rate Cap of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Cap.........................               206            $ 40,735,234.70           12.37%
1.000%.........................                 7               1,790,050.75            0.54
2.000%.........................               601             129,515,603.68           39.32
3.000%.........................               813             157,252,663.46           47.74
3.375%.........................                 1                 131,798.50            0.04
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Initial Cap Rate:   2.539%

                 Gross Margin of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 1.501% - 1.750%...............                 2            $    352,505.35            0.11%
 1.751% - 2.000%...............                 7               1,692,404.68            0.51
 2.001% - 2.250%...............               811             177,897,035.37           54.00
 2.251% - 2.500%...............                72              13,826,462.83            4.20
 2.501% - 2.750%...............                41               8,732,900.61            2.65
 2.751% - 3.000%...............                49              10,436,998.00            3.17
 3.001% - 3.250%...............                31               6,096,519.86            1.85
 3.251% - 3.500%...............                20               3,465,187.00            1.05
 3.501% - 3.750%...............                33               7,424,632.11            2.25
 3.751% - 4.000%...............                19               3,741,688.26            1.14
 4.001% - 4.250%...............                14               3,343,029.65            1.02
 4.251% - 4.500%...............                 6                 818,660.88            0.25
 4.501% - 4.750%...............                 4                 562,000.00            0.17
 4.751% - 5.000%...............               508              89,380,937.48           27.13
 5.001% + .....................                11               1,654,389.01            0.50
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:   3.1656%

              Prepayment Penalty of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................             1,495            $307,157,535.31           93.24%
1Y PP..........................                 7               1,128,117.91            0.34
2Y PP..........................               126              21,139,697.87            6.42
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

                 Product Type of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1Mo LIBOR......................                 8            $  1,917,728.37            0.58%
1Mo LIBOR IO...................               182              35,881,764.34           10.89
1/1 LIBOR......................                78              14,533,106.60            4.41
1/1 LIBOR IO...................               523             114,982,497.08           34.90
2/6 LIBOR......................               175              27,011,192.27            8.20
2/6 LIBOR IO...................               639             130,373,269.69           39.58
6 Mo LIBOR.....................                 4               1,166,892.75            0.35
6 Mo LIBOR IO..................                19               3,558,899.99            1.08
                                         --------            ---------------          ------
        Total..................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

             Interest Only Feature of the Mortgage Loans in Group II

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................               265            $ 44,628,919.99           13.55%
10 Years.......................               176              39,798,934.62           12.08
2 Years........................                 1                 119,000.00            0.04
5 Years........................             1,186             244,878,496.48           74.34
                                         --------            ---------------          ------
     Total.....................             1,628            $329,425,351.09          100.00%
                                         ========            ===============          ======

      Principal Balances of the Mortgage Loans at Origination in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$  200,001 - $ 300,000.........                 1            $    260,000.00            0.08%
$  350,001 - $ 400,000.........               101              38,462,292.55           11.23
$  400,001 - $ 450,000.........               118              49,798,649.31           14.54
$  450,001 - $ 500,000.........                81              38,822,645.39           11.33
$  500,001 - $ 550,000.........                50              26,286,096.34            7.67
$  550,001 - $ 600,000.........                56              32,309,094.63            9.43
$  600,001 - $ 650,000.........                43              27,141,428.98            7.92
$  650,001 - $ 700,000.........                18              12,179,616.72            3.56
$  700,001 - $ 800,000.........                31              23,038,802.66            6.73
$  800,001 - $ 900,000.........                20              17,175,402.86            5.01
$  900,001 - $1,000,000........                27              26,113,454.04            7.62
$1,000,001 - $1,100,000........                 2               2,150,000.00            0.63
$1,100,001 - $1,200,000........                 7               8,083,379.00            2.36
$1,200,001 - $1,300,000........                 6               7,491,504.00            2.19
$1,300,001 - $1,400,000........                 5               6,860,000.00            2.00
$1,400,001 - $1,500,000........                 3               4,495,000.00            1.31
$1,700,001 - $1,800,000........                 1               1,755,000.00            0.51
$1,800,001 - $1,900,000........                 2               3,772,000.00            1.10
$1,900,001 - $2,000,000........                 4               7,842,000.00            2.29
$2,000,001 - $2,100,000........                 2               4,095,000.00            1.20
$2,100,001 - $2,200,000........                 1               2,160,000.00            0.63
$2,200,001 - $2,300,000........                 1               2,280,000.00            0.67
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $  260,000.00
Maximum Original Principal Balance:     $2,280,000.00
Average Original Principal Balance:     $  591,558.73

          Scheduled Principal Balances of the Mortgage Loans as of the
                            Cut-Off Date in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$  100,001 - $ 200,000.........                 1            $    121,184.66            0.04%
$  200,001 - $ 300,000.........                 1                 260,000.00            0.08
$  350,001 - $ 400,000.........               101              38,462,292.55           11.23
$  400,001 - $ 450,000.........               117              49,677,464.65           14.50
$  450,001 - $ 500,000.........                81              38,822,645.39           11.33
$  500,001 - $ 550,000.........                50              26,286,096.34            7.67
$  550,001 - $ 600,000.........                57              32,898,594.63            9.60
$  600,001 - $ 650,000.........                43              27,141,428.98            7.92
$  650,001 - $ 700,000.........                18              12,179,616.72            3.56
$  700,001 - $ 800,000.........                30              22,449,302.66            6.55
$  800,001 - $ 900,000.........                20              17,175,402.86            5.01
$  900,001 - $1,000,000........                27              26,113,454.04            7.62
$1,000,001 - $1,100,000........                 2               2,150,000.00            0.63
$1,100,001 - $1,200,000........                 7               8,083,379.00            2.36
$1,200,001 - $1,300,000........                 6               7,491,504.00            2.19
$1,300,001 - $1,400,000........                 5               6,860,000.00            2.00
$1,400,001 - $1,500,000........                 3               4,495,000.00            1.31
$1,700,001 - $1,800,000........                 1               1,755,000.00            0.51
$1,800,001 - $1,900,000........                 2               3,772,000.00            1.10
$1,900,001 - $2,000,000........                 4               7,842,000.00            2.29
$2,000,001 - $2,100,000........                 2               4,095,000.00            1.20
$2,100,001 - $2,200,000........                 1               2,160,000.00            0.63
$2,200,001 - $2,300,000........                 1               2,280,000.00            0.67
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Minimum Scheduled Principal Balance:    $121,184.66
Maximum Scheduled Principal Balance:    $2,280,000.00
Average Scheduled Principal Balance:    $590,640.00

                 Mortgage Rates of the Mortgage Loans as of the
                            Cut-Off Date in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2.750 - 2.999..................                 1            $    532,000.00            0.16%
3.000 - 3.249..................                 1                 860,000.00            0.25
3.250 - 3.499..................                13               8,940,996.47            2.61
3.500 - 3.749..................                15               7,678,662.00            2.24
3.750 - 3.999..................                16              10,297,893.98            3.01
4.000 - 4.249..................                65              36,052,776.43           10.52
4.250 - 4.499..................                63              37,293,171.45           10.89
4.500 - 4.749..................                23              14,249,031.00            4.16
4.750 - 4.999..................                35              20,721,546.48            6.05
5.000 - 5.249..................                38              18,655,752.32            5.45
5.250 - 5.499..................                60              35,921,343.88           10.49
5.500 - 5.749..................                76              45,807,577.84           13.37
5.750 - 5.999..................                54              35,116,461.98           10.25
6.000 - 6.249..................                39              20,402,593.26            5.96
6.250 - 6.499..................                24              15,704,446.00            4.58
6.500 - 6.749..................                17              11,745,611.78            3.43
6.750 - 6.999..................                21              12,236,583.66            3.57
7.000 - 7.249..................                 7               3,663,380.54            1.07
7.250 - 7.499..................                 5               2,296,849.41            0.67
7.500 - 7.749..................                 7               4,394,688.00            1.28
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Minimum Interest Rate:            2.8750%
Maximum Interest Rate:            7.5000%
Weighted Average Interest Rate:   5.1862%

                   Original Loan-to-Value Ratios* in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.00% - 30.00%...............                 1            $  1,100,000.00            0.32%
 30.01% - 40.00%...............                 2               1,635,000.00            0.48
 40.01% - 50.00%...............                10               8,305,500.00            2.42
 50.01% - 55.00%...............                 5               4,570,000.00            1.33
 55.01% - 60.00%...............                 6               5,093,098.66            1.49
 60.01% - 65.00%...............                29              22,826,769.00            6.66
 65.01% - 70.00%...............               185             111,222,427.37           32.47
 70.01% - 75.00%...............                76              50,386,945.48           14.71
 75.01% - 80.00%...............               258             133,919,092.04           39.09
 80.01% - 85.00%...............                 2               1,117,196.47            0.33
 85.01% - 90.00%...............                 4               1,655,216.92            0.48
 90.01% - 95.00%...............                 2                 740,120.54            0.22
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Loan-to-Value:   72.78%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

        Geographic Distribution* of the Mortgage Properties in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              State                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Arizona .......................                30            $ 17,882,028.00            5.22%
California.....................               307             170,083,646.27           49.65
Colorado.......................                10               5,165,537.46            1.51
Connecticut ...................                 6               3,604,166.47            1.05
Delaware.......................                 3               1,367,420.00            0.40
District of Columbia...........                 4               2,816,485.20            0.82
Florida .......................                28              21,557,716.86            6.29
Georgia .......................                 2                 830,850.00            0.24
Illinois.......................                61              38,810,962.31           11.33
Indiana .......................                 2               1,043,500.00            0.31
Kentucky.......................                 1                 386,250.00            0.11
Maine .........................                 1                 475,000.00            0.14
Maryland.......................                11               5,756,032.00            1.68
Massachusetts .................                12               6,068,800.00            1.77
Michigan.......................                 7               5,008,100.00            1.46
Missouri.......................                 2               1,330,000.00            0.39
Montana .......................                 2               1,014,400.00            0.30
Nevada.........................                21              13,611,022.00            3.97
New Hampshire .................                 1                 480,000.00            0.14
New Jersey.....................                 6               4,500,270.00            1.31
New York.......................                 6               7,056,800.00            2.06
North Carolina.................                 6               3,349,412.00            0.98
Oregon.........................                 3               1,885,116.25            0.55
Pennsylvania...................                 3               1,833,391.00            0.54
South Carolina.................                 3               2,383,000.00            0.70
Texas .........................                 1                 520,000.00            0.15
Utah...........................                 6               3,336,930.00            0.97
Virginia.......................                32              17,718,530.66            5.17
Washington.....................                 3               2,696,000.00            0.79
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

*No more than approximately 1.42% of Loan Group III by cut-off date principal balance will be secured by properties located in any one zip code area.

 Credit Scores as of the Date of Origination of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 600 - 619.....................                 2            $    756,500.00            0.22%
 620 - 639.....................                18              10,702,347.55            3.12
 640 - 659.....................                18               9,546,849.99            2.79
 660 - 679.....................                78              45,338,564.85           13.24
 680 - 699.....................                96              59,156,260.66           17.27
 700 - 719.....................                89              52,032,302.59           15.19
 720 - 739.....................                86              48,418,887.94           14.13
 740 - 759.....................                85              50,898,634.46           14.86
 760 - 779.....................                56              30,169,493.60            8.81
 780 - 799.....................                45              32,095,305.84            9.37
 800 - 819.....................                 7               3,456,219.00            1.01
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:          719
(where credit scores were available)

             Property Types of the Mortgage Properties in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................                21            $ 14,088,931.24            4.11%
Condominium....................                47              27,114,578.87            7.92
PUD............................               175             102,096,021.64           29.80
Single Family..................               337             199,271,834.73           58.17
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

              Occupancy Status of Mortgage Properties in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................                65            $ 36,910,126.68           10.77%
Owner Occupied.................               489             291,688,955.81           85.15
Second Home....................                26              13,972,283.99            4.08
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

                 Loan Purpose of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............               138            $ 83,433,433.63           24.36%
Purchase.......................               392             224,840,886.30           65.63
Rate/Term Refinance............                50              34,297,046.55           10.01
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

              Documentation Type of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................               161            $ 95,892,647.05           27.99%
Income & Employment Verified /
Assets Not Verified............                 1                 377,650.00            0.11
No Employment or Income
Verification / Assets Not Verified             78              44,022,265.51           12.85
No Employment or Income
Verification/Assets Verified...                80              44,011,252.60           12.85
Verbal Verification of
Employment/Assets Not Verified.                17              10,027,735.54            2.93
Verbal Verification of
Employment/Assets Verified.....               243             148,239,815.78           43.27
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

      Original Terms to Stated Maturity of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
360 months.....................               580            $342,571,366.48          100.00%
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      360
Maximum Original Term to Stated Maturity (Months):      360
Weighted Average Orig. Term to Stated Mat. (Months):    360

            Remaining Terms to Stated Maturity of the Mortgage Loans
                       as of the Cut Off Date in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
300 - 359 months...............               239            $139,416,637.48            40.70%
360 months.....................               341             203,154,729.00            59.30
                                         --------            ---------------           ------
     Total.....................               580            $342,571,366.48           100.00%
                                         ========            ===============           ======

Minimum Remaining Term to Stated Maturity (Months):     356
Maximum Remaining Term to Stated Maturity (Months):     360
Weighted Average Rem. Term to Stated Mat. (Months):     356

                    Index of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1M LIBOR.......................                90            $ 55,705,013.90           16.26%
1 Year LIBOR...................               292             174,643,598.83           50.98
6M LIBOR.......................               198             112,222,753.75           32.76
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

       Months to Next Rate Adjustment* of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Months to Next Rate Adj          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   0 -  3......................                69            $ 43,198,574.90           12.61%
   4 -  6......................                27              15,198,964.66            4.44
   7 -  9......................                 2               1,137,300.00            0.33
  10 - 12......................               196             116,383,796.83           33.97
  13 - 15......................                96              58,259,802.00           17.01
  22 - 24......................               142              82,291,329.09           24.02
  25 - 27......................                48              26,101,599.00            7.62
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Next Rate Adjustment (Months):  14

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  9.751% - 10.000%............                  7            $  3,297,050.00            0.96%
 10.001% - 10.250%............                 11               4,939,904.29            1.44
 10.251% - 10.500%............                 27              15,005,756.58            4.38
 10.501% - 10.750%............                 39              25,077,059.23            7.32
 10.751% - 11.000%............                169              94,816,851.17           27.68
 11.001% - 11.250%............                 63              36,868,066.69           10.76
 11.251% - 11.500%............                 62              38,553,614.96           11.25
 11.501% - 11.750%............                 43              26,667,967.05            7.79
 11.751% - 12.000%............                137              84,130,130.10           24.56
 12.001% - 12.250%............                 10               4,757,378.41            1.39
 12.251% - 12.500%............                 10               5,793,588.00            1.69
 12.501% - 12.750%............                  1               2,160,000.00            0.63
 12.751% - 13.000%............                  1                 504,000.00            0.15
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:   11.3432%

              Periodic Rate Cap of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Cap.........................                95            $ 57,922,339.56           16.91%
1.000%.........................               193             110,005,428.09           32.11
2.000%.........................               292             174,643,598.83           50.98
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Periodic Rate Cap:     1.614%

               Initial Rate Cap of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Cap.........................                95            $ 57,922,339.56           16.91%
1.000%.........................                 3               1,612,500.00            0.47
2.000%.........................               292             174,643,598.83           50.98
2.750%.........................                 1                 770,000.00            0.23
3.000%.........................               188             106,961,228.09           31.22
5.0000%........................                 1                 661,700.00            0.19
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Initial Rate Cap:      2.379%

                 Gross Margin of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 0.000% - 1.500%...............                 1            $  1,925,000.00            0.56%
 1.501% - 1.750%...............                 8               4,084,016.25            1.19
 1.751% - 2.000%...............                 1                 496,000.00            0.15
 2.001% - 2.250%...............               399             233,906,920.41           68.28
 2.251% - 2.500%...............                10               6,547,420.00            1.91
 2.501% - 2.750%...............                20              14,437,608.47            4.21
 2.751% - 3.000%...............                17              12,636,422.98            3.69
 3.001% - 3.250%...............                15               7,705,730.00            2.25
 3.251% - 3.500%...............                 9               6,598,892.00            1.93
 3.501% - 3.750%...............                14               7,949,740.20            2.32
 3.751% - 4.000%...............                 8               4,009,500.00            1.17
 4.001% - 4.250%...............                 6               2,478,843.66            0.72
 4.251% - 4.500%...............                 3               1,340,071.00            0.39
 4.501% - 4.750%...............                 3               2,908,724.00            0.85
 4.751% - 5.000%...............                64              33,953,977.51            9.91
 5.001% + .....................                 2               1,592,500.00            0.47
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:   2.7147%

              Prepayment Penalty of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................               565            $334,207,971.62           97.56%
1Y PP..........................                 1                 439,200.00            0.13
2Y PP..........................                11               6,236,964.86            1.82
5Y PP..........................                 3               1,687,230.00            0.49
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

                 Product Type of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Mo LIBOR.....................                 6            $  3,282,779.18            0.96%
1 Mo LIBOR IO..................                84              52,422,234.72           15.30
1/1 LIBOR......................                19              12,150,851.55            3.55
1/1 LIBOR IO...................               273             162,492,747.28           47.43
2/6 LIBOR......................                20              10,111,169.16            2.95
2/6 LIBOR IO...................               170              98,281,758.93           28.69
6 Mo LIBOR IO..................                 8               3,829,825.66            1.12
                                         --------            ---------------          ------
        Total..................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

            Interest Only Feature of the Mortgage Loans in Group III

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................                45            $ 25,544,799.89            7.46%
1 Year.........................                 1                 430,500.00            0.13
10 Years.......................               157              93,401,682.29           27.27
2 Years........................                 1                 770,000.00            0.23
5 Years........................               376             222,424,384.30           64.93
                                         --------            ---------------          ------
     Total.....................               580            $342,571,366.48          100.00%
                                         ========            ===============          ======

       Principal Balances of the Mortgage Loans at Origination in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$       0 - $ 100,000..........                81            $  6,121,251.72            3.89%
$ 100,001 - $ 200,000..........               365              55,005,885.96           34.92
$ 200,001 - $ 300,000..........               256              63,039,566.89           40.02
$ 300,001 - $ 350,000..........                82              26,665,746.39           16.93
$ 350,001 - $ 400,000..........                12               4,328,098.32            2.75
$ 400,001 - $ 450,000..........                 2                 860,300.00            0.55
$ 450,001 - $ 500,000..........                 2                 945,000.00            0.60
$ 500,001 - $ 550,000..........                 1                 549,500.00            0.35
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $ 37,000.00
Maximum Original Principal Balance:     $549,500.00
Average Original Principal Balance:     $196,728.43

          Scheduled Principal Balances of the Mortgage Loans as of the
                            Cut-Off Date in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance         Mortgage Loans       as of Cut-Off Date        Loans
--------------------------------    ------------------   ----------------------  ----------------
$       0 - $ 100,000..........                81            $  6,121,251.72             3.89%
$ 100,001 - $ 200,000..........               365              55,005,885.96            34.92
$ 200,001 - $ 300,000..........               256              63,039,566.89            40.02
$ 300,001 - $ 350,000..........                82              26,665,746.39            16.93
$ 350,001 - $ 400,000..........                12               4,328,098.32             2.75
$ 400,001 - $ 450,000..........                 2                 860,300.00             0.55
$ 450,001 - $ 500,000..........                 2                 945,000.00             0.60
$ 500,001 - $ 550,000..........                 1                 549,500.00             0.35
                                         --------            ---------------           ------
     Total.....................               801            $157,515,349.28           100.00%
                                         ========            ===============           ======

Minimum Scheduled Principal Balance:    $37,000.00
Maximum Scheduled Principal Balance:    $549,500.00
Average Scheduled Principal Balance:    $196,648.00

                 Mortgage Rates of the Mortgage Loans as of the
                            Cut-Off Date in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.500 - 3.749..................                 1            $    146,542.46            0.09%
3.750 - 3.999..................                 2                 558,603.01            0.36
4.000 - 4.249..................                 4                 693,310.00            0.44
4.250 - 4.499..................                 9               1,837,052.32            1.17
4.500 - 4.749..................                31               6,995,676.78            4.44
4.750 - 4.999..................                74              15,931,642.26           10.11
5.000 - 5.249..................                73              14,618,454.53            9.28
5.250 - 5.499..................               111              22,234,016.13           14.12
5.500 - 5.749..................                97              18,428,158.41           11.70
5.750 - 5.999..................               124              23,139,131.41           14.69
6.000 - 6.249..................                81              15,668,747.70            9.95
6.250 - 6.499..................                85              17,422,657.75           11.06
6.500 - 6.749..................                33               6,371,899.24            4.05
6.750 - 6.999..................                34               6,535,393.35            4.15
7.000 - 7.249..................                20               3,602,582.00            2.29
7.250 - 7.499..................                11               2,019,531.93            1.28
7.500 - 7.749..................                11               1,311,950.00            0.83
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Minimum Interest Rate:             3.6250%
Maximum Interest Rate:             7.5000%
Weighted Average Interest Rate:    5.6647%

                   Original Loan-to-Value Ratios* in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                 2            $    312,400.00            0.20%
 30.01% -  40.00%..............                 3                 267,000.00            0.17
 40.01% -  50.00%..............                 8               1,484,932.30            0.94
 50.01% -  55.00%..............                 5               1,217,782.52            0.77
 55.01% -  60.00%..............                11               2,289,689.88            1.45
 60.01% -  65.00%..............                22               4,051,197.10            2.57
 65.01% -  70.00%..............               147              28,521,811.53           18.11
 70.01% -  75.00%..............                50              10,596,196.28            6.73
 75.01% -  80.00%..............               482              95,037,784.06           60.34
 80.01% -  85.00%..............                 6               1,103,721.81            0.70
 85.01% -  90.00%..............                27               5,167,019.29            3.28
 90.01% -  95.00%..............                28               5,912,799.56            3.75
 95.01% - 100.00%..............                10               1,553,014.95            0.99
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Original Loan-to-Value:   77.16%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

         Geographic Distribution* of the Mortgage Properties in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Geographic Distinction          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Arizona .......................                82            $ 14,229,628.41            9.03%
Arkansas.......................                 1                 155,840.00            0.10
California.....................               147              37,229,994.21           23.64
Colorado.......................                25               4,464,950.19            2.84
Connecticut ...................                 2                 520,487.41            0.33
Delaware.......................                 2                 337,600.00            0.21
District of Columbia...........                 1                 319,231.20            0.20
Florida .......................                48               9,202,748.55            5.84
Georgia .......................                17               2,958,748.00            1.88
Idaho .........................                 6                 747,900.00            0.48
Illinois.......................                78              15,056,203.83            9.56
Indiana .......................                 6                 972,802.00            0.62
Iowa...........................                 3                 665,609.91            0.42
Kansas.........................                 5                 303,800.00            0.19
Kentucky.......................                11               1,690,285.78            1.07
Louisiana .....................                 4                 699,685.86            0.44
Maine .........................                 2                 310,200.00            0.20
Maryland.......................                42               8,509,723.67            5.40
Massachusetts .................                 7               1,450,211.33            0.92
Michigan.......................                16               2,543,005.09            1.61
Minnesota .....................                 1                 150,928.00            0.10
Missouri.......................                11               1,234,830.81            0.78
Montana .......................                 5                 973,430.00            0.62
Nevada.........................                50              10,926,454.29            6.94
New Hampshire .................                 2                 368,422.26            0.23
New Jersey.....................                11               2,564,698.71            1.63
New Mexico.....................                 1                 150,000.00            0.10
New York.......................                11               3,180,186.96            2.02
North Carolina.................                39               5,298,275.74            3.36
Ohio...........................                27               4,295,945.32            2.73
Oklahoma.......................                 1                 279,930.00            0.18
Oregon.........................                25               4,255,672.93            2.70
Pennsylvania...................                 3                 322,204.86            0.21
Rhode Island...................                 4                 958,357.32            0.61
South Carolina.................                19               3,236,989.76            2.06
Tennessee .....................                 3                 578,600.00            0.37
Texas .........................                17               2,723,902.27            1.73
Utah...........................                 3                 432,200.00            0.27
Vermont .......................                 1                 343,600.00            0.22
Virginia.......................                38               8,435,821.14            5.36
Washington.....................                20               3,716,523.67            2.36
West Virginia .................                 1                 189,874.00            0.12
Wisconsin .....................                 3                 529,845.80            0.34
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

*No more than approximately 1.41% of Loan Group IV by cut-off date principal balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 500 - 549.....................                 1            $    237,561.93            0.15%
 550 - 574.....................                 2                 406,088.62            0.26
 575 - 599.....................                 4                 697,147.53            0.44
 600 - 619.....................                 5               1,019,507.96            0.65
 620 - 639.....................                41               8,026,157.86            5.10
 640 - 659.....................                75              13,614,252.09            8.64
 660 - 679.....................               121              24,042,312.56           15.26
 680 - 699.....................               119              23,638,091.27           15.01
 700 - 719.....................               131              25,906,825.20           16.45
 720 - 739.....................               101              20,524,365.11           13.03
 740 - 759.....................                83              16,535,160.84           10.50
 760 - 779.....................                67              13,501,289.28            8.57
 780 - 799.....................                44               7,885,945.87            5.01
 800 - 819.....................                 7               1,480,643.16            0.94
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:         706
(where credit scores were available)

              Property Types of the Mortgage Properties in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................                28            $  7,612,810.52            4.83%
Condominium....................                96              18,877,088.35           11.98
Manufactured Home..............                 1                 237,561.93            0.15
PUD............................               226              46,572,826.27           29.57
Single Family..................               450              84,215,062.21           53.47
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

               Occupancy Status of Mortgage Properties in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................               152            $ 26,041,130.54           16.53%
Owner Occupied.................               611             124,186,940.98           78.84
Second Home....................                38               7,287,277.76            4.63
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

                 Loan Purpose of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............               204            $ 41,133,616.06           26.11%
Purchase.......................               510              99,437,084.71           63.13
Rate/Term Refinance............                87              16,944,648.51           10.76
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

              Documentation Type of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................               366            $ 70,971,902.94           45.06%
Income & Employment
Verified/Assets Not Verified...                 4               1,101,164.78            0.70
No Employment or Income
Verification / Assets Not Verified            128              24,064,325.01           15.28
No Employment or Income
Verification / Assets Verified.                51              10,524,852.84            6.68
Verbal Verification of Employment
/ Assets Not Verified..........                46               8,718,100.47            5.54
Verbal Verification of Employment
/ Assets Verified..............               206              42,135,003.24           26.75
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

       Original Terms to Stated Maturity of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
360 months.....................               800            $157,364,290.57           99.90%
480 months.....................                 1                 151,058.71            0.10
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      360
Maximum Original Term to Stated Maturity (Months):      480
Weighted Average Orig. Term to Stated Mat. (Months):    360

            Remaining Terms to Stated Maturity of the Mortgage Loans
                       as of the Cut Off Date in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
300 - 359 months...............               419            $ 82,727,629.77            52.52%
360 months.....................               382              74,787,719.51            47.48
                                         --------            ---------------           ------
     Total.....................               801            $157,515,349.28           100.00%
                                         ========            ===============           ======

Minimum Remaining Term to Stated Maturity (Months):     341
Maximum Remaining Term to Stated Maturity (Months):     471
Weighted Average Rem. Term to Stated Mat. (Months):     359

                     Index of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Year CMT.....................                16            $  2,661,289.43            1.69%
1 Year LIBOR...................               254              53,490,859.33           33.96
6M LIBOR.......................               531             101,363,200.52           64.35
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

        Months to Next Rate Adjustment* of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Months to Next Rate Adj          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  16 - 18......................                 1            $    283,603.01            0.18%
  19 - 21......................                 1                 160,340.95            0.10
  22 - 24......................                 1                 237,561.93            0.15
  25 - 27......................                 3                 479,239.97            0.30
  28 - 30......................                10               1,486,943.04            0.94
  31 - 63......................                10               1,900,919.92            1.21
  34 - 36......................               601             118,912,875.46           75.49
  37 - 39......................               174              34,053,865.00           21.62
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Next Rate Adjustment (Months):   35

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  9.001% -  9.250%.............                 2            $    220,314.00            0.14%
  9.251% -  9.500%.............                 4                 677,708.77            0.43
  9.501% -  9.750%.............                13               2,903,774.80            1.84
  9.751% - 10.000%.............                23               4,497,047.22            2.86
 10.001% - 10.250%.............                40               7,396,583.15            4.70
 10.251% - 10.500%.............                66              13,150,581.05            8.35
 10.501% - 10.750%.............               112              22,524,481.56           14.30
 10.751% - 11.000%.............               160              31,652,891.84           20.10
 11.001% - 11.250%.............               153              31,335,109.50           19.89
 11.251% - 11.500%.............               116              23,174,175.00           14.71
 11.501% - 11.750%.............                52               9,413,728.04            5.98
 11.751% - 12.000%.............                33               6,252,510.49            3.97
 12.001% - 12.250%.............                10               1,984,298.66            1.26
 12.251% - 12.500%.............                16               2,094,583.27            1.33
13.751% +......................                 1                 237,561.93            0.15
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:   11.0139%

               Periodic Rate Cap of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000..........................               547            $104,024,489.95           66.04%
2.000%.........................               254              53,490,859.33           33.96
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Periodic Rate Cap:    1.340%

               Initial Rate Cap of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000%.........................                16            $  2,661,289.43            1.69%
2.000%.........................               253              53,385,159.33           33.89
2.020%.........................                 1                 105,700.00            0.07
2.500%.........................                 1                 270,000.00            0.17
3.000%.........................               529             100,975,650.15           64.11
3.125%.........................                 1                 117,550.37            0.08
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Initial Rate Cap:     2.626%

                 Gross Margin of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 2.001% - 2.250%...............               384            $ 79,294,582.55           50.34%
 2.251% - 2.500%...............                12               2,527,991.43            1.61
 2.501% - 2.750%...............                 3                 529,596.83            0.34
 2.751% - 3.000%...............                 1                 126,163.40            0.08
 3.001% - 3.250%...............                 4                 730,445.00            0.46
 3.251% - 3.500%...............                 1                 162,400.00            0.10
 3.501% - 3.750%...............                 2                 472,700.00            0.30
 3.751% - 4.000%...............                 2                 387,553.55            0.25
 4.751% - 5.000%...............               391              73,046,354.59           46.37
 5.001% + .....................                 1                 237,561.93            0.15
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:   3.550%

              Prepayment Penalty of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................               715            $142,192,292.33           90.27%
2Y PP..........................                85              15,160,656.95            9.63
3Y PP..........................                 1                 162,400.00            0.10
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

                 Product Type of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3/1 CMT........................                16            $  2,661,289.43            1.69%
3/1 LIBOR......................                28               4,733,664.19            3.01
3/1 LIBOR IO...................               226              48,757,195.14           30.95
3/6 LIBOR......................               107              18,855,452.73           11.97
3/6 LIBOR IO...................               424              82,507,747.79           52.38
                                         --------            ---------------          ------
        Total..................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

             Interest Only Feature of the Mortgage Loans in Group IV

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................               151            $ 26,250,406.35           16.67%
3 Years........................               227              48,926,545.14           31.06
5 Years........................               423              82,338,397.79           52.27
                                         --------            ---------------          ------
     Total.....................               801            $157,515,349.28          100.00%
                                         ========            ===============          ======

       Principal Balances of the Mortgage Loans at Origination in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........                 1            $     70,100.00            0.05%
$  100,001 - $ 200,000.........                 2                 224,974.82            0.16
$  200,001 - $ 300,000.........                 3                 683,295.55            0.48
$  350,001 - $ 400,000.........                59              22,564,162.06           15.84
$  400,001 - $ 450,000.........                66              28,074,897.17           19.70
$  450,001 - $ 500,000.........                33              15,678,816.24           11.00
$  500,001 - $ 550,000.........                31              16,237,704.30           11.40
$  550,001 - $ 600,000.........                19              11,001,199.00            7.72
$  600,001 - $ 650,000.........                17              10,773,199.13            7.56
$  650,001 - $ 700,000.........                 9               6,167,485.12            4.33
$  700,001 - $ 800,000.........                10               7,618,700.02            5.35
$  800,001 - $ 900,000.........                 4               3,424,680.00            2.40
$  900,001 - $1,000,000........                 6               5,957,000.00            4.18
$1,100,001 - $1,200,000........                 2               2,297,381.89            1.61
$1,300,001 - $1,400,000........                 2               2,715,000.00            1.91
$1,400,001 - $1,500,000........                 2               2,970,000.00            2.08
$1,500,001 - $1,600,000........                 1               1,520,000.00            1.07
$2,000,001 - $2,100,000........                 1               2,009,000.00            1.41
$2,400,001 - $2,500,000........                 1               2,500,000.00            1.76
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $   70,100.00
Maximum Original Principal Balance:     $2,500,000.00
Average Original Principal Balance:     $  529,760.63

          Scheduled Principal Balances of the Mortgage Loans as of the
                             Cut-Off Date in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........                 1            $     70,100.00            0.05%
$  100,001 - $ 200,000.........                 2                 224,974.82            0.16
$  200,001 - $ 300,000.........                 3                 683,295.55            0.48
$  350,001 - $ 400,000.........                59              22,564,162.06           15.84
$  400,001 - $ 450,000.........                66              28,074,897.17           19.70
$  450,001 - $ 500,000.........                33              15,678,816.24           11.00
$  500,001 - $ 550,000.........                31              16,237,704.30           11.40
$  550,001 - $ 600,000.........                19              11,001,199.00            7.72
$  600,001 - $ 650,000.........                17              10,773,199.13            7.56
$  650,001 - $ 700,000.........                 9               6,167,485.12            4.33
$  700,001 - $ 800,000.........                10               7,618,700.02            5.35
$  800,001 - $ 900,000.........                 4               3,424,680.00            2.40
$  900,001 - $1,000,000........                 6               5,957,000.00            4.18
$1,100,001 - $1,200,000........                 2               2,297,381.89            1.61
$1,300,001 - $1,400,000........                 2               2,715,000.00            1.91
$1,400,001 - $1,500,000........                 2               2,970,000.00            2.08
$1,500,001 - $1,600,000........                 1               1,520,000.00            1.07
$2,000,001 - $2,100,000........                 1               2,009,000.00            1.41
$2,400,001 - $2,500,000........                 1               2,500,000.00            1.76
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Minimum Scheduled Principal Balance:    $   70,100.00
Maximum Scheduled Principal Balance:    $2,500,000.00
Average Scheduled Principal Balance:    $  529,694.00

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.750 - 3.999..................                 1            $    367,207.00            0.26%
4.000 - 4.249..................                 1                 960,000.00            0.67
4.250 - 4.499..................                 3               2,324,000.00            1.63
4.500 - 4.749..................                 8               4,866,392.00            3.42
4.750 - 4.999..................                25              12,784,428.28            8.97
5.000 - 5.249..................                39              19,389,621.86           13.61
5.250 - 5.499..................                44              26,428,666.41           18.55
5.500 - 5.749..................                37              18,587,423.13           13.05
5.750 - 5.999..................                30              14,495,892.99           10.17
6.000 - 6.249..................                33              14,182,554.03            9.95
6.250 - 6.499..................                22              13,575,151.89            9.53
6.500 - 6.749..................                11               7,059,950.00            4.96
6.750 - 6.999..................                 9               4,842,100.00            3.40
7.000 - 7.249..................                 4               1,973,662.16            1.39
7.500 - 7.749..................                 2                 650,545.55            0.46
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Minimum Interest Rate:             3.8750%
Maximum Interest Rate:             7.5000%
Weighted Average Interest Rate:    5.5838%

                    Original Loan-to-Value Ratios* in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 40.01% - 50.00%...............                 1            $    397,000.00            0.28%
 50.01% - 55.00%...............                 2               1,198,500.00            0.84
 55.01% - 60.00%...............                 9               6,053,454.08            4.25
 60.01% - 65.00%...............                12               8,069,156.41            5.66
 65.01% - 70.00%...............                57              32,547,723.06           22.84
 70.01% - 75.00%...............                29              16,500,853.08           11.58
 75.01% - 80.00%...............               149              74,331,224.24           52.17
 85.01% - 90.00%...............                 3               1,285,850.00            0.90
 90.01% - 95.00%...............                 7               2,103,834.43            1.48
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Original Loan-to-Value:   74.82%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Arizona .......................                19            $  9,921,800.00            6.96%
California.....................               116              57,566,507.81           40.40
Colorado.......................                 4               2,001,500.00            1.41
Connecticut ...................                 1                 448,000.00            0.31
Delaware.......................                 4               1,945,200.00            1.37
District of Columbia...........                 7               3,990,120.00            2.80
Florida .......................                 8               4,286,133.80            3.01
Georgia .......................                 2               1,548,196.47            1.09
Idaho .........................                 2               1,177,180.20            0.83
Illinois.......................                22              16,207,281.11           11.38
Kentucky.......................                 2               1,051,800.00            0.74
Maryland.......................                12               5,427,578.00            3.81
Massachusetts .................                 4               1,822,964.29            1.28
Michigan.......................                 4               2,436,276.00            1.71
Minnesota .....................                 1                 368,500.00            0.26
Missouri.......................                 1                 455,200.00            0.32
Nevada.........................                10               5,063,053.54            3.55
New Jersey.....................                 2               1,938,500.00            1.36
New Mexico.....................                 1                 388,800.00            0.27
New York.......................                 5               3,403,590.00            2.39
North Carolina.................                 3               1,376,900.00            0.97
Ohio...........................                 7               2,257,774.82            1.59
Oregon.........................                 1                 544,000.00            0.38
Pennsylvania...................                 1                 476,000.00            0.33
South Carolina.................                 2                 959,925.00            0.67
Texas .........................                 2                 927,626.10            0.65
Utah...........................                 2               1,383,000.00            0.97
Virginia.......................                20              11,119,070.57            7.80
Washington.....................                 3               1,611,617.59            1.13
Wisconsin .....................                 1                 383,500.00            0.27
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

*No more than approximately 3.22% of Loan Group V by cut-off date principal balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 620 - 639.....................                10            $  6,086,670.00            4.27%
 640 - 659.....................                18               9,668,212.27            6.79
 660 - 679.....................                37              18,955,394.82           13.30
 680 - 699.....................                36              20,961,329.88           14.71
 700 - 719.....................                53              25,697,524.35           18.04
 720 - 739.....................                41              21,962,534.19           15.41
 740 - 759.....................                27              12,820,202.56            9.00
 760 - 779.....................                28              15,729,855.23           11.04
 780 - 799.....................                15               8,430,922.00            5.92
 800 - 819.....................                 4               2,174,950.00            1.53
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:        713
(where credit scores were available)

              Property Types of the Mortgage Properties in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................                 5            $  3,176,450.00            2.23%
CO-OP..........................                 1               1,400,000.00            0.98
Condominium....................                21              10,335,160.12            7.25
PUD............................                86              44,066,845.11           30.93
Single Family..................               156              83,509,140.07           58.61
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

               Occupancy Status of Mortgage Properties in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................                18            $  9,300,965.00            6.53%
Owner Occupied.................               241             126,815,375.30           89.00
Second Home....................                10               6,371,255.00            4.47
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

                  Loan Purpose of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............                81            $ 43,082,429.58           30.24%
Purchase.......................               156              80,599,343.10           56.57
Rate/Term Refinance............                32              18,805,822.62           13.20
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

               Documentation Type of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................               115            $ 61,338,483.58           43.05%
No Employment or Income
Verification / Assets Not Verified             34              14,955,156.20           10.50
No Employment or Income
Verification / Assets Verified.                13               5,685,500.00            3.99
Verbal Verification of Employment
/ Assets Not Verified..........                 4               1,235,450.00            0.87
Verbal Verification of Employment
/ Assets Verified..............               103              59,273,005.52           41.60
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

       Original Terms to Stated Maturity of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
360 months.....................               269            $142,487,595.30          100.00%
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      360
Maximum Original Term to Stated Maturity (Months):      360
Weighted Average Orig. Term to Stated Mat. (Months):    360

            Remaining Terms to Stated Maturity of the Mortgage Loans
                        as of the Cut Off Date in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
300 - 359 months...............               147            $ 79,986,220.30            56.14%
360 months.....................               122              62,501,375.00            43.86
                                         --------            ---------------           ------
     Total.....................               269            $142,487,595.30           100.00%
                                         ========            ===============           ======

Minimum Remaining Term to Stated Maturity (Months):     357
Maximum Remaining Term to Stated Maturity (Months):     360
Weighted Average Rem. Term to Stated Mat. (Months):     359

                     Index of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Year LIBOR...................               128            $ 72,831,590.87           51.11%
6M LIBOR.......................               141              69,656,004.43           48.89
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

        Months to Next Rate Adjustment* of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Months to Next Rate Adj          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  31 - 33......................                 1            $  1,400,000.00            0.98%
  34 - 36......................               203             106,449,594.30           74.71
  37 - 39......................                65              34,638,001.00           24.31
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Next Rate Adjustment (Months):   35

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

         Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  9.251% -  9.500%.............                 1            $    466,500.00            0.33%
  9.501% -  9.750%.............                 4               1,360,595.00            0.96
  9.751% - 10.000%.............                 5               2,541,207.00            1.78
 10.001% - 10.250%.............                 7               3,271,631.08            2.30
 10.251% - 10.500%.............                19               9,524,563.73            6.68
 10.501% - 10.750%.............                30              15,679,076.65           11.00
 10.751% - 11.000%.............                60              29,658,518.65           20.82
 11.001% - 11.250%.............                60              31,326,504.54           21.99
 11.251% - 11.500%.............                55              31,631,040.94           22.20
 11.501% - 11.750%.............                14               9,909,350.00            6.96
 11.751% - 12.000%.............                 8               4,518,900.00            3.17
 12.001% - 12.250%.............                 4               1,949,162.16            1.37
 12.251% - 12.500%.............                 2                 650,545.55            0.46
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:   1.0949%

               Periodic Rate Cap of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000%.........................               141            $ 69,656,004.43           48.89%
2.000%.........................               128              72,831,590.87           51.11
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Periodic Rate Cap:     1.511%

                Initial Rate Cap of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.995%.........................               141            $ 69,656,004.43           48.89%
2.000%.........................               128              72,831,590.87           51.11
3.000%.........................               269             142,487,595.30          100.00
3.001%.........................                 1               1,315,000.00            0.92
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Initial Rate Cap:    2.489%

                  Gross Margin of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 2.001% - 2.250%...............               197            $106,559,238.56           74.79%
 2.251% - 2.500%...............                 5               4,401,400.00            3.09
 2.501% - 2.750%...............                 5               4,239,700.00            2.98
 4.751% - 5.000%...............                62              27,287,256.74           19.15
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:   2.7968%

               Prepayment Penalty of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................               251            $136,436,274.93           95.75%
2Y PP..........................                12               5,072,950.00            3.56
5Y PP..........................                 6                 978,370.37            0.69
                                         --------            ---------------          ------
        Total..................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

                  Product Type of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3/1 LIBOR......................                11            $  5,818,500.13            4.08%
3/1 LIBOR IO...................               117              67,013,090.74           47.03
3/6 LIBOR......................                 9               4,380,998.52            3.08
3/6 LIBOR IO...................               132              65,275,005.91           45.81
                                         --------            ---------------          ------
        Total..................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

             Interest Only Feature of the Mortgage Loans in Group V

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................                20            $ 10,199,498.65            7.16%
3 Years........................               117              67,013,090.74           47.03
5 Years........................               132              65,275,005.91           45.81
                                         --------            ---------------          ------
     Total.....................               269            $142,487,595.30          100.00%
                                         ========            ===============          ======

       Principal Balances of the Mortgage Loans at Origination in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$       0 - $ 100,000..........               951          $   72,444,986.90            5.86%
$ 100,001 - $ 200,000..........             2,959             440,864,483.91           35.69
$ 200,001 - $ 300,000..........             1,922             471,413,511.96           38.16
$ 300,001 - $ 350,000..........               545             176,895,723.31           14.32
$ 350,001 - $ 400,000..........               169              60,773,886.36            4.92
$ 400,001 - $ 450,000..........                16               6,811,720.29            0.55
$ 450,001 - $ 500,000..........                 2                 946,300.00            0.08
$ 500,001 - $ 550,000..........                 4               2,109,200.00            0.17
$ 550,001 - $ 600,000..........                 2               1,148,000.00            0.09
$ 600,001 - $ 650,000..........                 2               1,257,000.00            0.10
$ 650,001 - $ 700,000..........                 1                 665,000.00            0.05
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Minimum Original Principal Balance:     $ 21,600.00
Maximum Original Principal Balance:     $665,000.00
Average Original Principal Balance:     $188,014.57

          Scheduled Principal Balances of the Mortgage Loans as of the
                            Cut-Off Date in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$       0 - $ 100,000..........               952          $   72,468,986.90            5.87%
$ 100,001 - $ 200,000..........             2,959             441,036,115.56           35.70
$ 200,001 - $ 300,000..........             1,923             471,732,050.94           38.19
$ 300,001 - $ 350,000..........               543             176,381,552.68           14.28
$ 350,001 - $ 400,000..........               169              60,773,886.36            4.92
$ 400,001 - $ 450,000..........                16               6,811,720.29            0.55
$ 450,001 - $ 500,000..........                 2                 946,300.00            0.08
$ 500,001 - $ 550,000..........                 4               2,109,200.00            0.17
$ 550,001 - $ 600,000..........                 2               1,148,000.00            0.09
$ 600,001 - $ 650,000..........                 2               1,257,000.00            0.10
$ 650,001 - $ 700,000..........                 1                 665,000.00            0.05
                                         --------          ------------------         ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Minimum Scheduled Principal Balance:    $ 21,600.00
Maximum Scheduled Principal Balance:    $665,000.00
Average Scheduled Principal Balance:    $187,940.00

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.750 - 3.999..................                 1          $      279,622.26            0.02%
4.000 - 4.249..................                 1                 356,000.00            0.03
4.250 - 4.499..................                 4                 948,255.00            0.08
4.500 - 4.749..................                39               8,584,480.46            0.70
4.750 - 4.999..................               250              54,760,508.75            4.43
5.000 - 5.249..................               419              89,417,608.45            7.24
5.250 - 5.499..................               741             156,543,857.91           12.67
5.500 - 5.749..................               960             194,572,110.30           15.75
5.750 - 5.999..................             1,244             234,958,171.17           19.02
6.000 - 6.249..................               596             106,779,213.04            8.64
6.250 - 6.499..................               481              87,713,050.05            7.10
6.500 - 6.749..................               458              77,740,093.03            6.29
6.750 - 6.999..................               516              88,134,264.36            7.13
7.000 - 7.249..................               361              58,286,796.48            4.72
7.250 - 7.499..................               219              34,384,909.79            2.78
7.500 - 7.749..................               156              23,631,321.15            1.91
7.750 - 7.999..................               126              18,050,750.53            1.46
8.000 - 8.249..................                 1                 188,800.00            0.02
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Minimum Interest Rate:             3.8750%
Maximum Interest Rate:             8.0000%
Weighted Average Interest Rate:    5.9374%

                   Original Loan-to-Value Ratios* in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                29          $    4,000,850.31            0.32%
 30.01% -  40.00%..............                30               5,649,162.65            0.46
 40.01% -  50.00%..............                83              17,246,984.42            1.40
 50.01% -  55.00%..............                63              12,388,852.12            1.00
 55.01% -  60.00%..............               106              22,340,493.99            1.81
 60.01% -  65.00%..............               166              34,882,813.75            2.82
 65.01% -  70.00%..............             1,552             279,762,686.22           22.65
 70.01% -  75.00%..............               478              93,451,195.82            7.57
 75.01% -  80.00%..............             3,631             686,433,650.57           55.57
 80.01% -  85.00%..............                37               7,027,966.46            0.57
 85.01% -  90.00%..............               188              33,971,942.01            2.75
 90.01% -  95.00%..............               205              37,401,102.69            3.03
95.01%  - 100.00%..............                 5                 772,111.72            0.06
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Original Loan-to-Value:    75.83%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Alabama........................                 3          $      579,900.00            0.05%
Alaska.........................                 1                 217,750.00            0.02
Arizona........................               717             120,955,811.79            9.79
California.....................                 4                 545,100.00            0.04
Colorado.......................               825             216,929,132.88           17.56
Connecticut....................               261              47,794,174.23            3.87
Delaware.......................                24               5,193,021.99            0.42
District of Columbia...........                29               5,966,697.81            0.48
Delaware.......................                40               8,984,664.81            0.73
Florida........................               540              92,314,768.29            7.47
Georgia........................               177              27,747,403.91            2.25
Hawaii.........................                 1                 262,000.00            0.02
Idaho..........................                57               6,496,078.16            0.53
Illinois.......................               772             151,326,137.35           12.25
Indiana........................                28               2,645,716.20            0.21
Iowa...........................                29               3,878,997.51            0.31
Kansas.........................                20               2,538,206.19            0.21
Kentucky.......................                39               5,225,940.58            0.42
Louisiana......................                18               2,208,853.18            0.18
Maine..........................                12               2,278,678.93            0.18
Maryland.......................               368              77,567,597.04            6.28
Massachusetts..................               122              29,329,297.23            2.37
Michigan.......................               242              29,824,411.64            2.41
Minnesota......................                23               3,745,777.06            0.30
Mississippi....................                 5                 691,182.79            0.06
Missouri.......................                65               8,416,465.25            0.68
Montana........................                14               2,937,959.90            0.24
Nebraska.......................                 2                 168,204.00            0.01
Nevada.........................               270              56,043,253.09            4.54
New Hampshire..................                30               5,827,359.99            0.47
New Jersey.....................                98              21,554,158.86            1.75
New Mexico.....................                18               3,350,311.65            0.27
New York.......................               105              27,267,287.25            2.21
North Carolina.................               303              40,105,374.84            3.25
Ohio...........................               164              18,737,451.06            1.52
Oklahoma.......................                 8                 897,150.98            0.07
Oregon.........................               205              35,619,488.43            2.88
Pennsylvania...................                84              13,866,394.46            1.12
Rhode Island...................                14               3,285,261.67            0.27
South Carolina.................               132              20,237,262.21            1.64
South Dakota...................                13               1,531,701.63            0.12
Tennessee......................                43               6,104,441.20            0.49
Texas..........................               111              15,862,524.07            1.28
Utah...........................               110              17,321,816.02            1.40
Vermont........................                 4                 694,900.00            0.06
Virginia.......................               256              57,028,214.92            4.62
Washington.....................               139              28,378,103.08            2.30
West Virginia..................                 9               1,645,851.76            0.13
Wisconsin......................                14               2,506,236.94            0.20
Wyoming                                         5                 695,339.90            0.06
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

*No more than approximately 0.80% of Loan Group VI by cut-off date principal balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   1 - 499.....................                 1          $      141,255.05            0.01%
 500 - 549.....................                 3                 593,873.08            0.05
 550 - 574.....................                 1                 145,600.00            0.01
 575 - 599.....................                 5               1,197,675.17            0.10
 600 - 619.....................                13               3,033,233.78            0.25
 620 - 639.....................               345              61,605,654.34            4.99
 640 - 659.....................               467              83,761,625.11            6.78
 660 - 679.....................               955             176,745,857.48           14.31
 680 - 699.....................             1,095             204,882,454.27           16.59
 700 - 719.....................             1,012             192,823,775.12           15.61
 720 - 739.....................               852             160,405,565.04           12.99
 740 - 759.....................               761             142,482,123.55           11.53
 760 - 779.....................               590             117,606,919.04            9.52
 780 - 799.....................               375              70,697,179.87            5.72
 800 - 819.....................                98              19,207,021.83            1.56
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Credit Score:        710
(where credit scores were available)

              Property Types of the Mortgage Properties in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................               486          $  104,790,838.56            8.48%
CO-OP..........................                 6               1,246,473.18            0.10
Condominium....................               883             163,361,203.86           13.22
PUD............................             1,763             346,791,704.75           28.07
Single Family..................             3,435             619,139,592.38           50.12
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

               Occupancy Status of Mortgage Properties in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................             1,734          $  256,999,860.28           20.80%
Owner Occupied.................             4,594             933,181,557.95           75.54
Second Home....................               245              45,148,394.50            3.66
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

                 Loan Purpose of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............             1,667          $  326,899,592.89           26.46%
Purchase.......................             4,154             765,867,097.76           62.00
Rate/Term Refinance............               752             142,563,122.08           11.54
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

              Documentation Type of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................             2,804          $  539,554,678.12           43.68%
Income & Employment
Verified/Assets Not Verified...                37               4,912,223.12            0.40
No Employment or Income
Verification / Assets Not Verified          1,207             217,560,444.11           17.61
No Employment or Income
Verification / Assets Verified.               440              80,410,932.29            6.51
Verbal Verification of Employment
/ Assets Not Verified..........               366              62,894,341.93            5.09
Verbal Verification of Employment
/ Assets Verified..............             1,719             329,997,193.16           26.71
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

       Original Terms to Stated Maturity of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
360 months.....................             6,573          $1,235,329,812.73          100.00%
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Minimum Original Term to Stated Maturity (Months):      360
Maximum Original Term to Stated Maturity (Months):      360
Weighted Average Orig. Term to Stated Mat. (Months):    360

            Remaining Terms to Stated Maturity of the Mortgage Loans
                       as of the Cut Off Date in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
300 - 359 months...............             2,529          $  469,531,409.82            38.01%
360 months.....................             4,044             765,798,402.91            61.99
                                         --------          -----------------           ------
     Total.....................             6,573          $1,235,329,812.73           100.00%
                                         ========          =================           ======

Minimum Remaining Term to Stated Maturity (Months):     315
Maximum Remaining Term to Stated Maturity (Months):     360
Weighted Average Rem. Term to Stated Mat. (Months):     359

                     Index of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Year CMT.....................                 8          $    1,133,036.71            0.09%
1 Year LIBOR...................             2,035             433,872,497.05           35.12
6 Month LIBOR..................             4,530             800,324,278.97           64.79
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

        Months to Next Rate Adjustment* of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Months to Next Rate Adj          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  13 - 15......................                 1          $      141,255.05            0.01%
  40 - 42......................                 1                 279,622.26            0.02
  46 - 48......................                 2                 350,705.94            0.03
  49 - 51......................                 1                 159,910.17            0.01
  52 - 54......................                 2                 368,720.00            0.03
  55 - 57......................                15               2,578,402.15            0.21
  58 - 60......................             4,560             853,705,064.22           69.11
  61 - 63......................             1,988             377,294,263.00           30.54
  67 - 69......................                 1                 119,884.26            0.01
  79 - 81......................                 1                 232,200.00            0.02
  82 - 84......................                 1                  99,785.68            0.01
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Next Rate Adjustment (Months):   60

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  8.751% -  9.000%.............                 1          $      279,622.26            0.02%
  9.001% -  9.250%.............                 1                 356,000.00            0.03
  9.251% -  9.500%.............                12               2,935,086.61            0.24
  9.501% -  9.750%.............               105              21,863,682.28            1.77
  9.751% - 10.000%.............               355              75,964,945.00            6.15
 10.001% - 10.250%.............               582             124,438,949.04           10.07
 10.251% - 10.500%.............               901             188,147,679.79           15.23
 10.501% - 10.750%.............              1040             203,629,286.92           16.48
 10.751% - 11.000%.............              1031             187,578,104.18           15.18
 11.001% - 11.250%.............               482              88,687,289.34            7.18
 11.251% - 11.500%.............               503              88,312,044.52            7.15
 11.501% - 11.750%.............               411              69,385,180.22            5.62
 11.751% - 12.000%.............               468              79,227,719.75            6.41
 12.001% - 12.250%.............               310              49,166,973.46            3.98
 12.251% - 12.500%.............               199              29,324,724.83            2.37
 12.501% - 12.750%.............               167              25,387,482.94            2.06
 12.751% - 13.000%.............                 3                 441,041.59            0.04
 13.501% - 13.750%.............                 1                 120,000.00            0.01
 13.751% and greater...........                 1                  84,000.00            0.01
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Maximum Mortgage Rate:   10.9413%

               Periodic Rate Cap of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000%.........................             4,538          $  801,857,152.97           64.91%
2.000%.........................             2,035             433,472,659.76           35.09
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Periodic Rate Cap:    1.351%

               Initial Rate Cap of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.000%.........................                21          $    4,993,739.47            0.40%
4.875%.........................                 1                  96,000.00            0.01
4.975%.........................                 1                 332,500.00            0.03
4.995%.........................                 1                 354,425.00            0.03
5.000%.........................             6,548           1,229,501,148.26           99.53
6.000%.........................                 1                  52,000.00            0.00
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Initial Rate Cap: 4.992%

                 Gross Margin of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 1.501% - 1.750%...............                 1          $       95,600.00            0.01%
 2.001% - 2.250%...............             3,547             702,872,898.40           56.90
 2.251% - 2.500%...............               421              92,530,931.27            7.49
 2.501% - 2.750%...............                25               4,267,901.70            0.35
 2.751% - 4.000%...............                10               2,331,480.00            0.19
 3.001% - 3.250%...............                 7               2,124,836.00            0.17
 3.251% - 3.500%...............                 2                 273,728.95            0.02
 3.501% - 3.750%...............                 5               1,126,886.79            0.09
 3.751% - 4.000%...............                 3                 734,722.94            0.06
 4.751% - 5.000%...............             2,542             427,302,160.56           34.59
 5.000% +......................                10               1,668,666.12            0.14
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

Weighted Average Gross Margin:   3.2313%

              Prepayment Penalty of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................             5,946          $1,135,710,737.46           91.94%
1Y PP..........................                13               2,364,070.00            0.19
2Y PP..........................               610              96,320,481.05            7.80
3Y PP..........................                 4                 934,524.22            0.08
                                         --------          -----------------          ------
        Total..................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

                 Product Type of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
5/1 CMT........................                 6          $      913,366.77            0.07%
5/1 LIBOR......................               184              34,550,601.88            2.80
5/1 LIBOR IO...................             1,850             399,089,695.17           32.31
5/6 LIBOR......................               796             123,320,456.20            9.98
5/6 LIBOR IO...................             3,734             677,003,822.77           54.80
7/1 CMT........................                 2                 219,669.94            0.02
7/1 LIBOR IO...................                 1                 232,200.00            0.02
                                         --------          -----------------          ------
        Total..................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

             Interest Only Feature of the Mortgage Loans in Group VI

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................               988          $  159,004,094.79           12.87%
10 Years.......................                 1                  52,000.00            0.00
5 Years........................             5,583           1,076,041,517.94           87.11
7 Years........................                 1                 232,200.00            0.02
                                         --------          -----------------          ------
     Total.....................             6,573          $1,235,329,812.73          100.00%
                                         ========          =================          ======

      Principal Balances of the Mortgage Loans at Origination in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........                12            $    838,477.67            0.13%
$  100,001 - $ 200,000.........                26               3,574,436.95            0.55
$  200,001 - $ 300,000.........                16               3,864,971.08            0.59
$  300,001 - $ 350,000.........                 5               1,602,969.00            0.25
$  350,001 - $ 400,000.........               226              86,537,672.10           13.30
$  400,001 - $ 450,000.........               217              92,499,416.92           14.22
$  450,001 - $ 500,000.........               187              88,887,717.02           13.66
$  500,001 - $ 550,000.........               135              70,924,939.48           10.90
$  550,001 - $ 600,000.........               104              60,532,458.73            9.30
$  600,001 - $ 650,000.........                79              50,009,176.25            7.69
$  650,001 - $ 700,000.........                41              27,630,765.68            4.25
$  700,001 - $ 800,000.........                57              43,196,421.67            6.64
$  800,001 - $ 900,000.........                35              29,956,117.88            4.60
$  900,001 - $1,000,000........                44              42,859,882.00            6.59
$1,000,001 - $1,100,000........                 3               3,285,500.00            0.51
$1,100,001 - $1,200,000........                 4               4,621,400.00            0.71
$1,200,001 - $1,300,000........                 5               6,287,619.47            0.97
$1,300,001 - $1,400,000........                 3               4,103,800.00            0.63
$1,400,001 - $1,500,000........                 2               2,959,000.00            0.46
$1,500,001 - $1,600,000........                 2               3,115,000.00            0.48
$1,600,001 - $1,700,000........                 3               4,987,250.00            0.77
$1,700,001 - $1,800,000........                 3               5,253,000.00            0.81
$1,800,001 - $1,900,000........                 1               1,820,000.00            0.28
$1,900,001 - $2,000,000........                 2               4,000,000.00            0.62
$2,000,001 - $2,100,000........                 1               2,047,500.00            0.32
$2,500,001 - $2,600,000........                 1               2,512,500.00            0.39
$2,700,001 - $2,800,000........                 1               2,761,850.00            0.42
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $   30,000.00
Maximum Original Principal Balance:     $2,761,850.00
Average Original Principal Balance:     $  353,780.23

          Scheduled Principal Balances of the Mortgage Loans as of the
                            Cut-Off Date in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........                12            $    838,477.67            0.13%
$  100,001 - $ 200,000.........                26               3,574,436.95            0.55
$  200,001 - $ 300,000.........                16               3,864,971.08            0.59
$  300,001 - $ 350,000.........                 6               1,934,469.00            0.30
$  350,001 - $ 400,000.........               226              86,603,509.40           13.31
$  400,001 - $ 450,000.........               216              92,102,079.62           14.16
$  450,001 - $ 500,000.........               187              88,887,717.02           13.66
$  500,001 - $ 550,000.........               136              71,449,656.33           10.98
$  550,001 - $ 600,000.........               104              60,596,473.91            9.31
$  600,001 - $ 650,000.........                79              50,009,176.25            7.69
$  650,001 - $ 700,000.........                40              27,042,033.65            4.16
$  700,001 - $ 800,000.........                57              43,196,421.67            6.64
$  800,001 - $ 900,000.........                35              29,956,117.88            4.60
$  900,001 - $1,000,000........                44              42,859,882.00            6.59
$1,000,001 - $1,100,000........                 3               3,285,500.00            0.51
$1,100,001 - $1,200,000........                 4               4,621,400.00            0.71
$1,200,001 - $1,300,000........                 5               6,287,619.47            0.97
$1,300,001 - $1,400,000........                 3               4,103,800.00            0.63
$1,400,001 - $1,500,000........                 2               2,959,000.00            0.46
$1,500,001 - $1,600,000........                 2               3,115,000.00            0.48
$1,600,001 - $1,700,000........                 3               4,987,250.00            0.77
$1,700,001 - $1,800,000........                 3               5,253,000.00            0.81
$1,800,001 - $1,900,000........                 1               1,820,000.00            0.28
$1,900,001 - $2,000,000........                 2               4,000,000.00            0.62
$2,000,001 - $2,100,000........                 1               2,047,500.00            0.32
$2,500,001 - $2,600,000........                 1               2,512,500.00            0.39
$2,700,001 - $2,800,000........                 1               2,761,850.00            0.42
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Minimum Scheduled Principal Balance:    $   29,952.71
Maximum Scheduled Principal Balance:    $2,761,850.00
Average Scheduled Principal Balance:    $  535,531.00

    Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.500 - 3.749..................                 1            $    470,000.00            0.07%
3.750 - 3.999..................                 1               1,540,000.00            0.24
4.250 - 4.499..................                 4               2,491,900.00            0.38
4.500 - 4.749..................                12               7,085,183.70            1.09
4.750 - 4.999..................                98              50,611,090.29            7.78
5.000 - 5.249..................               200             107,104,889.48           16.46
5.250 - 5.499..................               254             137,326,434.00           21.11
5.500 - 5.749..................               185              99,547,712.41           15.30
5.750 - 5.999..................               106              53,326,487.34            8.20
6.000 - 6.249..................                51              26,952,250.97            4.14
6.250 - 6.499..................                57              31,200,441.11            4.80
6.500 - 6.749..................                49              24,763,353.31            3.81
6.750 - 6.999..................                77              41,952,367.18            6.45
7.000 - 7.249..................                56              30,441,208.75            4.68
7.250 - 7.499..................                29              16,472,809.50            2.53
7.500 - 7.749..................                19              10,062,936.86            1.55
7.750 - 7.999..................                15               8,835,797.00            1.36
8.000 - 8.249..................                 1                 484,980.00            0.08
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Minimum Interest Rate:            3.6250%
Maximum Interest Rate:            8.1250%
Weighted Average Interest Rate:   5.2703%

                   Original Loan-to-Value Ratios* in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% - 30.00%...............                 5            $  2,643,700.00            0.41%
 30.01% - 40.00%...............                 9               4,655,504.90            0.72
 40.01% - 50.00%...............                14               7,688,574.33            1.18
 50.01% - 55.00%...............                20              11,101,489.01            1.71
 55.01% - 60.00%...............                35              22,904,385.32            3.52
 60.01% - 65.00%...............                39              24,911,930.54            3.83
 65.01% - 70.00%...............               153              95,297,754.50           14.65
 70.01% - 75.00%...............               171             102,217,425.07           15.71
 75.01% - 80.00%...............               730             366,365,956.53           56.31
 80.01% - 85.00%...............                 2                 563,200.00            0.09
 85.01% - 90.00%...............                21               8,016,623.95            1.23
 90.01% - 95.00%...............                16               4,303,297.75            0.66
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Original Loan-to-Value:   74.63%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

        Geographic Distribution* of the Mortgage Properties in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Arizona........................                72            $ 44,215,918.71            6.80%
Arkansas.......................                 1                 481,800.00            0.07
California.....................               388             205,202,978.85           31.54
Colorado.......................                20              10,031,836.00            1.54
Connecticut....................                 7               5,134,500.00            0.79
Delaware.......................                 3               1,394,895.00            0.21
District of Columbia...........                26              14,506,653.14            2.23
Florida........................                63              31,766,486.06            4.88
Georgia........................                13               6,265,696.00            0.96
Idaho..........................                 3                 228,934.83            0.04
Illinois.......................               154              91,149,874.30           14.01
Indiana........................                 5               2,468,800.00            0.38
Iowa...........................                 1                 581,000.00            0.09
Kentucky.......................                 2                 881,250.00            0.14
Louisiana......................                 2                 820,000.00            0.13
Maryland.......................                74              38,885,307.97            5.98
Massachusetts..................                32              18,849,413.78            2.90
Michigan.......................                11               6,414,081.54            0.99
Missouri.......................                11               4,549,474.12            0.70
Montana........................                 1                 427,637.65            0.07
Nebraska.......................                 1                 399,519.35            0.06
Nevada.........................                41              23,440,550.90            3.60
New Hampshire..................                 1                 328,000.00            0.05
New Jersey.....................                18              10,666,122.85            1.64
New Mexico.....................                 3               1,384,543.41            0.21
New York.......................                38              24,163,276.39            3.71
North Carolina.................                15               8,828,078.24            1.36
Ohio...........................                28               6,522,940.33            1.00
Oklahoma.......................                 1                 880,224.54            0.14
Oregon.........................                15               7,250,505.99            1.11
Pennsylvania...................                12               4,690,443.27            0.72
Rhode Island...................                 2                 941,841.01            0.15
South Carolina.................                11               6,307,955.99            0.97
Tennessee......................                 3               1,514,700.00            0.23
Texas..........................                11               5,320,228.41            0.82
Utah...........................                 3               1,304,940.00            0.20
Virginia.......................               104              52,991,938.49            8.14
Washington.....................                18               8,823,094.78            1.36
Wisconsin......................                 1                 654,400.00            0.10
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

*No more than approximately 1.07% of Loan Group VII by cut-off date principal balance will be secured by properties located in any one zip code area.

 Credit Scores as of the Date of Origination of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 550 - 574.....................                 1            $    607,000.00            0.09%
 600 - 619.....................                 2               1,059,980.00            0.16
 620 - 639.....................                57              28,130,871.19            4.32
 640 - 659.....................                87              40,359,754.98            6.20
 660 - 679.....................               142              75,975,776.27           11.68
 680 - 699.....................               182              94,110,610.41           14.46
 700 - 719.....................               180              99,277,624.53           15.26
 720 - 739.....................               159              85,601,161.68           13.16
 740 - 759.....................               157              87,477,204.26           13.44
 760 - 779.....................               155              89,765,234.21           13.80
 780 - 799.....................                79              41,689,482.22            6.41
 800 - 819.....................                14               6,615,142.15            1.02
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:        717
(where credit scores were available)

             Property Types of the Mortgage Properties in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................                40            $ 19,359,252.45            2.98%
CO-OP..........................                 3               1,180,476.10            0.18
Condominium....................                97              48,189,994.81            7.41
PUD............................               355             197,820,817.13           30.40
Single Family..................               720             384,119,301.41           59.03
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

              Occupancy Status of Mortgage Properties in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................                53            $ 22,141,301.91            3.40%
Owner Occupied.................             1,123             605,550,446.03           93.07
Second Home....................                39              22,978,093.96            3.53
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

                 Loan Purpose of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............               365            $183,388,084.49           28.19%
Purchase.......................               675             365,864,844.88           56.23
Rate/Term Refinance............               175             101,416,912.53           15.59
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

              Documentation Type of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................               662            $355,560,929.08           54.65%
No Employment or Income
Verification / Assets Not Verified            142              66,542,364.62           10.23
No Employment or Income
Verification / Assets Verified.                41              22,129,430.53            3.40
Verbal Verification of Employment
/ Assets Not Verified..........                30              14,401,355.52            2.21
Verbal Verification of Employment
/ Assets Verified..............               340             192,035,762.15           29.51
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

      Original Terms to Stated Maturity of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
360 months.....................             1,215            $650,669,841.90          100.00%
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      360
Maximum Original Term to Stated Maturity (Months):      360
Weighted Average Orig. Term to Stated Mat. (Months):    360

            Remaining Terms to Stated Maturity of the Mortgage Loans
                       as of the Cut Off Date in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
300 - 359 months...............               452             $237,845,504.90           36.55%
360 months.....................               763              412,824,337.00           63.45
                                         --------             ---------------          ------
     Total.....................             1,215             $650,669,841.90          100.00%
                                         ========             ===============          ======

Minimum Remaining Term to Stated Maturity (Months):     340

Maximum Remaining Term to Stated Maturity (Months):     360
Weighted Average Rem. Term to Stated Mat. (Months):     360

                    Index of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Year LIBOR...................               820            $447,660,604.54           68.80%
6M LIBOR.......................               395             203,009,237.36           31.20
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

       Months to Next Rate Adjustment* of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Months to Next Rate Adj          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  58 -  60.....................               827            $438,935,920.63           67.46%
  61 -  63.....................               384             208,336,336.00           32.02
  64 -  66.....................                 1                 428,247.97            0.07
  79 -  81.....................                 1                 900,000.00            0.14
  82 -  84.....................                 1               1,672,000.00            0.26
 103 - 105.....................                 1                 397,337.30            0.06
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Next Rate Adjustment (Months):   60

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  8.501% -  8.750%.............                 1            $    470,000.00            0.07%
  8.751% -  9.000%.............                 1               1,540,000.00            0.24
  9.001% -  9.250%.............                 2                 912,000.00            0.14
  9.251% -  9.500%.............                 5               4,102,750.00            0.63
  9.501% -  9.750%.............                32              17,075,505.15            2.62
  9.751% - 10.000%.............               166              89,325,401.71           13.73
 10.001% - 10.250%.............               232             124,751,552.96           19.17
 10.251% - 10.500%.............               232             118,511,161.37           18.21
 10.501% - 10.750%.............               144              79,902,257.42           12.28
 10.751% - 11.000%.............                78              37,252,031.31            5.73
 11.001% - 11.250%.............                49              29,172,235.14            4.48
 11.251% - 11.500%.............                54              28,482,698.16            4.38
 11.501% - 11.750%.............                56              29,919,999.39            4.60
 11.751% - 12.000%.............                76              43,025,968.76            6.61
 12.001% - 12.250%.............                36              17,671,720.84            2.72
 12.251% - 12.500%.............                30              16,228,049.30            2.49
 12.501% - 12.750%.............                20              11,841,530.39            1.82
 13.001% - 13.250%.............                 1                 484,980.00            0.08
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:   10.7233%

              Periodic Rate Cap of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000%.........................               395            $202,645,837.36           31.14%
2.000%.........................               820             448,024,004.54           68.86
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Periodic Rate Cap:     1.689%

               Initial Rate Cap of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
3.000%.........................                 4            $  1,940,000.00            0.30%
5.000%.........................             1,210             648,349,441.91           99.64
5.100%.........................                 1                 380,399.99            0.06
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Initial Rate Cap:   4.994%

                 Gross Margin of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 2.001% - 2.250%...............               898            $484,945,649.39           74.53%
 2.251% - 2.500%...............                19              13,690,680.73            2.10
 2.501% - 2.750%...............                 7               7,595,772.00            1.17
 2.751% - 3.000%...............                 2               2,558,500.00            0.39
 3.001% - 3.250%...............                 1                 730,000.00            0.11
 3.251% - 3.500%...............                 2                 914,000.00            0.14
 3.501% - 3.750%...............                 1                 392,000.00            0.06
 4.751% - 5.000%...............               284             139,358,259.78           21.42
 5.000% +......................                 1                 484,980.00            0.08
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:   2.8556%

              Prepayment Penalty of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................             1,108            $612,077,854.80           94.07%
1Y PP..........................                 5               2,580,500.00            0.40
2Y PP..........................                38              23,530,329.23            3.62
5Y PP..........................                64              12,481,157.87            1.92
                                         --------            ---------------          ------
        Total..................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

                 Product Type of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
10/1 LIBOR.....................                 1            $    397,337.30            0.06%
5/1 LIBOR......................               107              60,578,299.73            9.31
5/1 LIBOR IO...................               709             383,684,719.54           58.97
5/6 LIBOR......................                61              28,127,214.01            4.32
5/6 LIBOR IO...................               334             174,882,023.35           26.88
7/1 LIBOR......................                 2               2,100,247.97            0.32
7/1 LIBOR IO...................                 1                 900,000.00            0.14
                                         --------            ---------------          ------
        Total..................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

            Interest Only Feature of the Mortgage Loans in Group VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................               171            $ 91,203,099.01           14.02%
5 Years........................             1,043             558,566,742.89           85.85
7 Years........................                 1                 900,000.00            0.14
                                         --------            ---------------          ------
     Total.....................             1,215            $650,669,841.90          100.00%
                                         ========            ===============          ======

               Cumulative Principal Balances of the Mortgage Loans
                     at Origination in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........             1,564          $  116,473,027.13            3.46%
$  100,001 - $ 200,000.........             4,465             667,243,229.48           19.80
$  200,001 - $ 300,000.........             3,019             742,584,155.63           22.04
$  300,001 - $ 350,000.........               922             299,231,875.53            8.88
$  350,001 - $ 400,000.........               719             269,062,608.82            7.98
$  400,001 - $ 450,000.........               495             210,372,421.52            6.24
$  450,001 - $ 500,000.........               369             175,643,548.89            5.21
$  500,001 - $ 550,000.........               262             137,580,548.85            4.08
$  550,001 - $ 600,000.........               223             129,066,018.31            3.83
$  600,001 - $ 650,000.........               162             102,260,358.08            3.03
$  650,001 - $ 700,000.........                83              56,234,086.44            1.67
$  700,001 - $ 800,000.........               124              93,262,122.99            2.77
$  800,001 - $ 900,000.........                76              65,005,235.55            1.93
$  900,001 - $1,000,000........                97              94,416,838.39            2.80
$1,000,001 - $1,100,000........                10              10,673,249.56            0.32
$1,100,001 - $1,200,000........                24              27,713,210.31            0.82
$1,200,001 - $1,300,000........                19              23,875,564.66            0.71
$1,300,001 - $1,400,000........                14              19,037,532.64            0.57
$1,400,001 - $1,500,000........                18              26,781,276.13            0.80
$1,500,001 - $1,600,000........                 5               7,758,662.98            0.23
$1,600,001 - $1,700,000........                 7              11,597,250.00            0.34
$1,700,001 - $1,800,000........                 8              14,042,915.80            0.42
$1,800,001 - $1,900,000........                 3               5,592,000.00            0.17
$1,900,001 - $2,000,000........                 7              13,762,000.00            0.41
$2,000,001 - $2,100,000........                 7              14,421,519.05            0.43
$2,100,001 - $2,200,000........                 1               2,160,000.00            0.06
$2,200,001 - $2,300,000........                 3               6,790,296.23            0.20
$2,300,001 - $2,400,000........                 2               4,774,328.31            0.14
$2,400,001 - $2,500,000........                 2               4,969,093.92            0.15
$2,500,001 - $2,600,000........                 1               2,512,500.00            0.08
$2,600,001 - $2,700,000........                 2               5,373,661.72            0.16
$2,700,001 - $2,800,000........                 2               5,485,470.99            0.16
$3,500,001 or more.............                 1               4,241,196.13            0.13
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Minimum Original Principal Balance:     $   21,600.00
Maximum Original Principal Balance:     $4,250,000.00
Average Original Principal Balance:     $  265,177.03

     Cumulative Scheduled Principal Balances of the Mortgage Loans as of the
                      Cut-Off Date in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........             1,566          $  116,596,885.23            3.46%
$  100,001 - $ 200,000.........             4,465             667,436,187.69           19.81
$  200,001 - $ 300,000.........             3,020             742,902,694.61           22.05
$  300,001 - $ 350,000.........               923             299,747,272.59            8.90
$  350,001 - $ 400,000.........               717             268,430,378.43            7.97
$  400,001 - $ 450,000.........               493             209,853,899.56            6.23
$  450,001 - $ 500,000.........               369             175,643,548.89            5.21
$  500,001 - $ 550,000.........               263             138,105,265.70            4.10
$  550,001 - $ 600,000.........               224             129,719,533.49            3.85
$  600,001 - $ 650,000.........               162             102,260,358.08            3.03
$  650,001 - $ 700,000.........                82              55,645,354.41            1.65
$  700,001 - $ 800,000.........               123              92,672,622.99            2.75
$  800,001 - $ 900,000.........                76              65,005,235.55            1.93
$  900,001 - $1,000,000........                97              94,416,838.39            2.80
$1,000,001 - $1,100,000........                10              10,673,249.56            0.32
$1,100,001 - $1,200,000........                24              27,713,210.31            0.82
$1,200,001 - $1,300,000........                19              23,875,564.66            0.71
$1,300,001 - $1,400,000........                14              19,037,532.64            0.57
$1,400,001 - $1,500,000........                18              26,781,276.13            0.80
$1,500,001 - $1,600,000........                 5               7,758,662.98            0.23
$1,600,001 - $1,700,000........                 7              11,597,250.00            0.34
$1,700,001 - $1,800,000........                 8              14,042,915.80            0.42
$1,800,001 - $1,900,000........                 3               5,592,000.00            0.17
$1,900,001 - $2,000,000........                 7              13,762,000.00            0.41
$2,000,001 - $2,100,000........                 7              14,421,519.05            0.43
$2,100,001 - $2,200,000........                 1               2,160,000.00            0.06
$2,200,001 - $2,300,000........                 3               6,790,296.23            0.20
$2,300,001 - $2,400,000........                 2               4,774,328.31            0.14
$2,400,001 - $2,500,000........                 2               4,969,093.92            0.15
$2,500,001 - $2,600,000........                 1               2,512,500.00            0.08
$2,600,001 - $2,700,000........                 2               5,373,661.72            0.16
$2,700,001 - $2,800,000........                 2               5,485,470.99            0.16
$3,500,001 or more.............                 1               4,241,196.13            0.13
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Minimum Scheduled Principal Balance:    $   21,600.00
Maximum Scheduled Principal Balance:    $4,241,196.13
Average Scheduled Principal Balance:    $  265,020.00

                 Cumulative Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1.000 - 1.249..................               546          $  200,781,918.07            5.96%
1.250 - 1.499..................               279              50,829,768.01            1.51
1.500 - 1.749..................               105              45,304,531.09            1.34
1.750 - 1.999..................                96              39,865,976.92            1.18
2.000 - 2.249..................                41              13,290,099.25            0.39
2.250 - 2.499..................                17               6,876,507.63            0.20
2.500 - 2.749..................                38               9,276,389.43            0.28
2.750 - 2.999..................                 5                 850,016.00            0.03
3.000 - 3.249..................                19               5,066,697.71            0.15
3.250 - 3.499..................                43              15,434,509.26            0.46
3.500 - 3.749..................                65              18,122,628.31            0.54
3.750 - 3.999..................               108              30,146,958.88            0.90
4.000 - 4.249..................               161              57,514,296.18            1.71
4.250 - 4.499..................               274              98,213,812.65            2.91
4.500 - 4.749..................               223              69,491,281.45            2.06
4.750 - 4.999..................               642             195,266,099.85            5.79
5.000 - 5.249..................               975             302,901,693.82            8.99
5.250 - 5.499..................             1,463             436,308,680.60           12.95
5.500 - 5.749..................             1,572             425,372,357.53           12.62
5.750 - 5.999..................             1,769             402,302,440.99           11.94
6.000 - 6.249..................               920             208,082,853.91            6.18
6.250 - 6.499..................               762             182,683,941.60            5.42
6.500 - 6.749..................               634             139,409,589.07            4.14
6.750 - 6.999..................               742             168,266,134.26            4.99
7.000 - 7.249..................               495             106,606,646.91            3.16
7.250 - 7.499..................               318              64,337,318.35            1.91
7.500 - 7.749..................               260              49,632,180.87            1.47
7.750 - 7.999..................               142              27,088,695.44            0.80
8.000 - 8.249..................                 2                 673,780.00            0.02
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Minimum Interest Rate:             1.0000%
Maximum Interest Rate:             8.1250%
Weighted Average Interest Rate:    5.1904%

                    Cumulative Original Loan-to-Value Ratios*
                             in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                52          $   11,306,541.22            0.34%
 30.01% -  40.00%..............                66              16,089,037.96            0.48
 40.01% -  50.00%..............               185              53,186,745.18            1.58
 50.01% -  55.00%..............               146              43,300,529.84            1.29
 55.01% -  60.00%..............               235              92,920,141.20            2.76
 60.01% -  65.00%..............               419             141,269,821.03            4.19
 65.01% -  70.00%..............             2,918             747,716,761.53           22.19
 70.01% -  75.00%..............             1,244             418,531,575.10           12.42
 75.01% -  80.00%..............             6,597            1672,493,431.95           49.63
 80.01% -  85.00%..............                75              16,496,508.60            0.49
 85.01% -  90.00%..............               382              78,502,890.73            2.33
 90.01% -  95.00%..............               340              67,796,442.06            2.01
 95.01% - 100.00%..............                57              10,387,377.64            0.31
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Loan-to-Value:    74.81%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

        Cumulative Geographic Distribution* of the Mortgage Properties in
                              Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Alabama........................                 7          $    1,815,002.12            0.05%
Alaska.........................                 1                 217,750.00            0.01
Arizona........................             1,044             235,483,790.76            6.99
Arkansas.......................                 7               1,362,740.00            0.04
California.....................             2,386             892,185,803.11           26.47
Colorado.......................               384              81,506,445.86            2.42
Connecticut....................                62              23,455,028.00            0.70
Delaware.......................               116              26,242,387.33            0.78
District of Columbia...........                94              36,347,109.92            1.08
Florida........................             1,004             246,786,869.55            7.32
Georgia........................               264              48,997,730.23            1.45
Hawaii.........................                 1                 262,000.00            0.01
Idaho..........................                90              13,013,687.47            0.39
Illinois.......................             1,336             367,824,866.72           10.92
Indiana........................                66              10,221,527.14            0.30
Iowa...........................                34               5,293,607.42            0.16
Kansas.........................                35               4,601,017.29            0.14
Kentucky.......................                93              13,227,485.79            0.39
Louisiana......................                24               3,728,539.04            0.11
Maine..........................                16               3,230,828.93            0.10
Maryland.......................               647             174,610,433.72            5.18
Massachusetts..................               237              76,621,799.84            2.27
Michigan.......................               453              82,459,084.60            2.45
Minnesota......................                30               5,333,095.24            0.16
Mississippi....................                 5                 691,182.79            0.02
Missouri.......................               125              20,999,168.13            0.62
Montana........................                30               7,117,715.00            0.21
Nebraska.......................                 3                 567,723.35            0.02
Nevada.........................               530             145,008,823.58            4.30
New Hampshire..................                48               9,399,070.49            0.28
New Jersey.....................               222              71,253,936.55            2.11
New Mexico.....................                23               5,273,655.06            0.16
New York.......................               227              91,800,605.99            2.72
North Carolina.................               633             117,268,555.78            3.48
Ohio...........................               360              46,287,564.08            1.37
Oklahoma.......................                13               2,295,959.84            0.07
Oregon.........................               299              58,459,960.03            1.74
Pennsylvania...................               187              40,983,259.43            1.22
Rhode Island...................                37              11,754,973.23            0.35
South Carolina.................               254              52,327,409.13            1.55
South Dakota...................                14               1,689,301.63            0.05
Tennessee......................                62              10,163,245.73            0.30
Texas..........................               178              32,390,290.43            0.96
Utah...........................               145              27,830,509.30            0.83
Vermont........................                 6               1,147,500.00            0.03
Virginia.......................               627             201,023,682.82            5.97
Washington.....................               215              51,621,188.15            1.53
West Virginia..................                11               1,889,725.76            0.06
Wisconsin......................                24               4,938,199.20            0.15
Wyoming........................                 7                 985,968.48            0.03
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

*No more than approximately 0.49% of Loan Groups I through VII by cut-off date principal balance will be secured by properties located in any one zip code area.

             Cumulative Credit Scores as of the Date of Origination
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   1 - 499.....................                 1          $      141,255.05            0.00%
 500 - 549.....................                 6               3,406,345.50            0.10
 550 - 574.....................                 4               1,158,688.62            0.03
 575 - 599.....................                26               9,109,562.50            0.27
 600 - 619.....................                44              14,404,933.79            0.43
 620 - 639.....................               711             177,746,103.42            5.27
 640 - 659.....................               936             226,502,488.48            6.72
 660 - 679.....................             1,795             455,551,460.54           13.52
 680 - 699.....................             2,007             523,667,509.81           15.54
 700 - 719.....................             1,916             515,738,003.58           15.30
 720 - 739.....................             1,657             437,631,526.98           12.99
 740 - 759.....................             1,451             395,178,275.98           11.73
 760 - 779.....................             1,241             358,590,307.44           10.64
 780 - 799.....................               730             204,029,065.28            6.05
 800 - 819.....................               191              47,142,277.07            1.40
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Credit Score:         711
(where credit scores were available)

              Cumulative Property Types of the Mortgage Properties
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................               823          $  210,228,764.34            6.24%
CO-OP..........................                16               5,491,011.28            0.16
Condominium....................             1,581             364,201,361.31           10.81
Manufactured Home..............                 1                 237,561.93            0.01
PUD............................             3,332             939,416,644.09           27.88
Single Family..................             6,962           1,850,342,622.76           54.91
Townhouse......................                 1                  79,838.33            0.00
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

               Cumulative Occupancy Status of Mortgage Properties
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................             3,001          $  513,758,300.06           15.25%
Owner Occupied.................             9,129           2,693,998,531.25           79.94
Second Home....................               586             162,240,972.73            4.81
                                         --------            ---------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

                  Cumulative Loan Purpose of the Mortgage Loans of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............             3,499          $  995,296,158.94           29.53%
Purchase.......................             7,631           1,948,024,007.74           57.81
Rate/Term Refinance............             1,586             426,677,637.36           12.66
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

               Cumulative Documentation Type of the Mortgage Loans
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................             5,310          $1,381,938,734.13           41.01%
Income & Employment
Verified/Assets Not Verified...                53               8,055,847.90            0.24
No Employment or Income
Verification / Assets Not Verified          1,901             428,037,671.19           12.70
No Employment or Income
Verification / Assets Verified.               815             203,152,711.89            6.03
Verbal Verification of Employment
/ Assets Not Verified..........               797             191,335,931.18            5.68
Verbal Verification of Employment
/ Assets Verified..............             3,840           1,157,476,907.75           34.35
                                         --------          -----------------          ------
    Total......................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

       Cumulative Original Terms to Stated Maturity of the Mortgage Loans
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
180 months.....................                 1          $      339,558.27            0.01%
360 months.....................            12,547           3,312,013,723.73           98.28
480 months.....................               168              57,644,522.04            1.71
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Minimum Original Term to Stated Maturity (Months):      180
Maximum Original Term to Stated Maturity (Months):      480
Weighted Average Orig. Term to Stated Mat. (Months):    362

       Cumulative Remaining Terms to Stated Maturity of the Mortgage Loans as of the Cut Off Date in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
120 - 179 months...............                 1          $      339,558.27             0.01%
300 - 359 months...............             5,135           1,342,769,963.57            39.85
360 - 480 months...............             7,580           2,026,888,282.20            60.15
                                         --------          -----------------           ------
     Total.....................            12,716          $3,369,997,804.04           100.00%
                                         ========          =================           ======

Minimum Remaining Term to Stated Maturity (Months):     179
Maximum Remaining Term to Stated Maturity (Months):     480
Weighted Average Rem. Term to Stated Mat. (Months):     361

                     Cumulative Index of the Mortgage Loans
                             in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Year CMT.....................                24          $    3,794,326.14            0.11%
MTA............................             1,650             511,998,487.26           15.19
1M LIBOR.......................               280              93,504,506.61            2.78
1 Year LIBOR...................             4,130           1,312,014,754.30           38.93
6M LIBOR.......................             6,632           1,448,685,729.73           42.99
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

        Cumulative Months to Next Rate Adjustment* of the Mortgage Loans of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
  Months to Next Rate Adjustment      Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   0 -   3.....................             1,814          $  565,289,264.87           16.77%
   4 -   6.....................               116              39,432,984.91            1.17
   7 -   9.....................                12               3,154,466.27            0.09
  10 -  12.....................               629             210,469,259.73            6.25
  13 -  15.....................               285             100,213,676.23            2.97
  16 -  18.....................                 4                 833,632.91            0.03
  19 -  21.....................                 4                 482,545.83            0.01
  22 -  24.....................               719             192,016,424.02            5.70
  25 -  27.....................               282              73,404,950.97            2.18
  28 -  30.....................                10               1,486,943.04            0.04
  31 -  33.....................                11               3,300,919.92            0.10
  34 -  36.....................               804             225,362,469.76            6.69
  37 -  39.....................               239              68,691,866.00            2.04
  40 -  42.....................                 1                 279,622.26            0.01
  46 -  48.....................                 2                 350,705.94            0.01
  49 -  51.....................                 1                 159,910.17            0.01
  52 -  54.....................                 2                 368,720.00            0.01
  55 -  57.....................                15               2,578,402.15            0.08
  58 -  60.....................             5,387           1,292,640,984.85           38.36
  61 -  63.....................             2,372             585,630,599.00           17.38
  64 -  66.....................                 1                 428,247.97            0.01
  67 -  69.....................                 1                 119,884.26            0.00
  79 -  81.....................                 2               1,132,200.00            0.03
  82 -  84.....................                 2               1,771,785.68            0.05
 103 - 105.....................                 1                 397,337.30            0.01
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Next Rate Adjustment (Months):   40

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

         Cumulative Maximum Lifetime Mortgage Rate of the Mortgage Loans of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  8.501% -  8.750%.............                 1          $      470,000.00            0.01%
  8.751% -  9.000%.............                 3               1,983,815.09            0.06
  9.001% -  9.250%.............                 8               2,134,313.00            0.06
  9.251% -  9.500%.............                40              11,879,486.36            0.35
  9.501% -  9.750%.............               166              45,179,151.20            1.34
  9.751% - 10.000%.............             1,657             596,440,102.91           17.70
 10.001% - 10.250%.............               909             272,963,037.46            8.10
 10.251% - 10.500%.............             1,831             443,390,180.89           13.16
 10.501% - 10.750%.............             1,603             399,466,579.69           11.85
 10.751% - 11.000%.............             1,830             451,708,641.40           13.40
 11.001% - 11.250%.............               945             245,283,382.91            7.28
 11.251% - 11.500%.............               988             250,528,124.05            7.43
 11.501% - 11.750%.............               715             171,786,719.73            5.10
 11.751% - 12.000%.............             1,037             278,766,093.41            8.27
 12.001% - 12.250%.............               426              85,674,304.63            2.54
 12.251% - 12.500%.............               354              69,675,614.32            2.07
 12.501% - 12.750%.............               190              39,840,305.58            1.18
 12.751% - 13.000%.............                 5               1,278,641.59            0.04
 13.001% - 13.250%.............                 2                 604,664.88            0.02
 13.251% - 13.500%.............                 1                 200,582.18            0.01
 13.501% - 13.750%.............                 2                 220,352.92            0.01
 13.751% or more...............                 3                 523,709.84            0.02
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Maximum Mortgage Rate:   10.845%

               Cumulative Periodic Rate Cap of the Mortgage Loans
                             in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Periodic Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Cap.........................             1,951          $  610,656,061.52           18.12%
1.000%.........................             6,634           1,447,161,277.60           42.94
1.500%.........................                 1                 202,147.91            0.01
2.000%.........................             4,130           1,311,978,317.01           38.93
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Periodic Rate Cap:    1.476%

                Cumulative Initial Rate Cap of the Mortgage Loans
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
       Initial Rate Cap (%)           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
0.000..........................             1,951          $  610,656,061.52           18.12%
1.000..........................                26               6,063,840.18            0.18
1.995..........................                 1               2,500,000.00            0.07
2.000..........................             1,273             427,875,952.71           12.70
2.020..........................                 1                 105,700.00            0.00
2.500..........................                 1                 270,000.00            0.01
2.750..........................                 1                 770,000.00            0.02
3.000..........................             1,695             440,464,285.60           13.07
3.001..........................                 1               1,315,000.00            0.04
3.125..........................                 1                 117,550.37            0.00
3.375..........................                 1                 131,798.50            0.00
4.875..........................                 1                  96,000.00            0.00
4.975..........................                 1                 332,500.00            0.01
4.995..........................                 1                 354,425.00            0.01
5.000..........................             7,759           1,878,512,290.17           55.74
5.100..........................                 1                 380,399.99            0.01
6.000..........................                 1                  52,000.00            0.00
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Initial Rate Cap:   4.202%

                  Cumulative Gross Margin of the Mortgage Loans of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 0.001% - 1.500%...............                 1          $    1,925,000.00            0.06%
 1.501% - 1.750%...............                11               4,532,121.60            0.13
 1.751% - 2.000%...............                 8               2,188,404.68            0.07
 2.001% - 2.250%...............             6,259           1,794,583,332.57           53.25
 2.251% - 2.500%...............               757             203,904,805.56            6.05
 2.501% - 2.750%...............               270             103,161,506.18            3.06
 2.751% - 3.000%...............               526             180,760,548.77            5.36
 3.001% - 3.250%...............               336             102,474,791.88            3.04
 3.251% - 3.500%...............               255              71,358,642.41            2.12
 3.501% - 3.750%...............               186              51,939,669.47            1.54
 3.751% - 4.000%...............               133              35,065,307.32            1.04
 4.001% - 4.250%...............                47               9,209,090.01            0.27
 4.251% - 4.500%...............                26               5,863,038.03            0.17
 4.501% - 4.750%...............                23               6,529,440.98            0.19
 4.751% - 5.000%...............             3,852             790,380,007.52           23.45
 5.001% + .....................                26               6,122,097.06            0.18
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

Weighted Average Gross Margin:   3.0608%

               Cumulative Prepayment Penalty of the Mortgage Loans
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................            10,871          $2,904,882,761.73           86.20%
1Y PP..........................               628             209,011,155.28            6.20
2Y PP..........................               882             167,461,079.96            4.97
3Y PP..........................               262              73,496,048.83            2.18
5Y PP..........................                73              15,146,758.24            0.45
                                         --------          -----------------          ------
        Total..................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

                             Cumulative Product Type
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1 Mo LIBOR ....................                14          $    5,200,507.55            0.15%
1 Mo LIBOR IO .................               266              88,303,999.06            2.62
1 Mo MTA ......................             1,482             467,770,364.89           13.88
1 Mo MTA IO ...................               168              44,228,122.37            1.31
1/1 LIBOR .....................                97              26,683,958.15            0.79
1/1 LIBOR IO ..................               796             277,475,244.36            8.23
10/1 LIBOR ....................                 1                 397,337.30            0.01
2/6 LIBOR .....................               195              37,122,361.43            1.10
2/6 LIBOR IO...................               809             228,655,028.62            6.79
3/1 CMT........................                16               2,661,289.43            0.08
3/1 LIBOR......................                39              10,552,164.32            0.31
3/1 LIBOR IO...................               343             115,770,285.88            3.44
3/6 LIBOR......................               116              23,236,451.25            0.69
3/6 LIBOR IO...................               556             147,782,753.70            4.39
5/1 CMT........................                 6                 913,366.77            0.03
5/1 LIBOR......................               291              95,128,901.61            2.82
5/1 LIBOR IO...................             2,559             782,774,414.71           23.23
5/6 LIBOR......................               857             151,447,670.21            4.49
5/6 LIBOR IO...................             4,068             851,885,846.12           25.28
6 Mo LIBOR.....................                 4               1,166,892.75            0.04
6 Mo LIBOR IO..................                27               7,388,725.65            0.22
7/1 CMT........................                 2                 219,669.94            0.01
7/1 LIBOR......................                 2               2,100,247.97            0.06
7/1 LIBOR IO...................                 2               1,132,200.00            0.03
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

             Cumulative Interest Only Feature of the Mortgage Loans
                  of the Mortgage Loans in Groups I through VII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................             3,148          $  830,427,368.69           24.64%
1 Year.........................                 1                 430,500.00            0.01
10 Years.......................               476             171,654,554.16            5.09
2 Years........................                 2                 889,000.00            0.03
3 Years........................               344             115,939,635.88            3.44
5 Years........................             8,743           2,249,524,545.31           66.75
7 Years........................                 2               1,132,200.00            0.03
                                         --------          -----------------          ------
     Total.....................            12,716          $3,369,997,804.04          100.00%
                                         ========          =================          ======

      Principal Balances of the Mortgage Loans at Origination in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Original Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $ 100,000.........               853            $ 59,887,459.68           13.02%
$  100,001 - $ 200,000.........             1,097             158,257,527.92           34.40
$  200,001 - $ 300,000.........               443             108,981,669.50           23.69
$  300,001 - $ 350,000.........                99              32,115,747.97            6.98
$  350,001 - $ 400,000.........                79              29,345,541.92            6.38
$  400,001 - $ 450,000.........                28              11,876,519.20            2.58
$  450,001 - $ 500,000.........                31              14,612,539.01            3.18
$  500,001 - $ 550,000.........                12               6,324,122.03            1.38
$  550,001 - $ 600,000.........                 6               3,488,488.83            0.76
$  600,001 - $ 650,000.........                12               7,672,655.71            1.67
$  650,001 - $ 700,000.........                 5               3,474,561.39            0.76
$  700,001 - $ 800,000.........                14              10,541,361.79            2.29
$  800,001 - $ 900,000.........                 4               3,494,170.04            0.76
$  900,001 - $1,000,000........                 7               6,752,791.10            1.47
$1,400,001 - $1,500,000........                 1               1,448,896.68            0.32
$1,700,001 -$1,800,000.........                 1               1,724,998.01            0.38
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

Minimum Original Principal Balance:     $   26,100.00
Maximum Original Principal Balance:     $1,730,950.00
Average Original Principal Balance:     $  171,072.52

          Scheduled Principal Balances of the Mortgage Loans as of the
                           Cut-Off Date in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Scheduled Principal Balance        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
$        0 - $  100,000........               854            $ 59,980,906.01           13.04%
$  100,001 - $  200,000........             1,097             158,287,171.18           34.41
$  200,001 - $  300,000........               443             109,158,566.38           23.73
$  300,001 - $  350,000........                99              32,164,267.96            6.99
$  350,001 - $  400,000........                79              29,390,583.04            6.39
$  400,001 - $  450,000........                27              11,482,971.62            2.50
$  450,001 - $  500,000........                31              14,612,539.01            3.18
$  500,001 - $  550,000........                12               6,324,122.03            1.38
$  550,001 - $  600,000........                 6               3,488,488.83            0.76
$  600,001 - $  650,000........                12               7,672,655.71            1.67
$  650,001 - $  700,000........                 5               3,474,561.39            0.76
$  700,001 - $  800,000........                14              10,541,361.79            2.29
$  800,001 - $  900,000........                 4               3,494,170.04            0.76
$  900,001 - $1,000,000........                 7               6,752,791.10            1.47
$1,400,001 - $1,500,000........                 1               1,448,896.68            0.32
$1,700,001 - $1,800,000........                 1               1,724,998.01            0.38
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

Minimum Scheduled Principal Balance:    $   25,846.65
Maximum Scheduled Principal Balance:    $1,724,998.01
Average Scheduled Principal Balance:    $  170,876.00

    Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
5.000 - 5.249..................                 4            $  1,467,366.19            0.32%
5.250 - 5.499..................                16               2,721,959.50            0.59
5.500 - 5.749..................                50              10,655,368.46            2.32
5.750 - 5.999..................               257              49,850,814.66           10.84
6.000 - 6.249..................               319              62,688,280.03           13.63
6.250 - 6.499..................               474              86,886,637.57           18.89
6.500 - 6.749..................               504              86,293,610.42           18.76
6.750 - 6.999..................               377              59,213,438.90           12.87
7.000 - 7.249..................               153              23,625,053.28            5.14
7.250 - 7.499..................               156              22,406,792.75            4.87
7.500 - 7.749..................               167              22,630,108.72            4.92
7.750 - 7.999..................               136              17,209,959.92            3.74
8.000 - 8.249..................                23               2,271,112.11            0.49
8.250 - 8.499..................                16               1,826,209.64            0.40
8.500 - 8.749..................                13               1,154,694.72            0.25
8.750 - 8.999..................                11               1,778,681.95            0.39
9.000 - 9.249..................                16               7,318,961.96            1.59
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

Minimum Interest Rate:             5.0000%
Maximum Interest Rate:             9.0000%
Weighted Average Interest Rate:    6.5848%

                  Original Loan-to-Value Ratios* in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                27            $  2,721,625.87            0.59%
 30.01% -  40.00%..............                44               6,532,688.67            1.42
 40.01% -  50.00%..............                96              15,047,790.67            3.27
 50.01% -  55.00%..............                58               9,025,978.65            1.96
 55.01% -  60.00%..............                73              15,106,009.17            3.28
 60.01% -  65.00%..............               126              31,531,015.57            6.86
 65.01% -  70.00%..............               525              98,499,406.50           21.41
 70.01% -  75.00%..............               187              34,542,200.10            7.51
 75.01% -  80.00%..............             1,302             210,290,474.96           45.72
 80.01% -  85.00%..............                28               4,231,347.44            0.92
 85.01% -  90.00%..............               139              18,217,050.10            3.96
 90.01% -  95.00%..............                72              12,308,164.63            2.68
 95.01% - 100.00%..............                15               1,945,298.45            0.42
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

Weighted Average Loan-to-Value:   73.56%

*Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

        Geographic Distribution* of the Mortgage Properties in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Alabama........................                 2            $    169,181.26            0.04%
Alaska.........................                 1                 131,250.00            0.03
Arizona........................               126              19,484,689.16            4.24
Arkansas.......................                 1                 136,800.00            0.03
California.....................               242              65,532,227.51           14.25
Colorado.......................                44               8,459,800.66            1.84
Connecticut....................                16               2,868,571.92            0.62
Delaware.......................                17               3,397,489.13            0.74
District of Columbia...........                22               5,495,937.04            1.20
Florida........................               237              43,684,906.06            9.50
Georgia........................                55               7,065,659.24            1.54
Idaho..........................                19               1,970,776.89            0.43
Illinois.......................               263              50,203,817.07           10.91
Indiana........................                46               5,513,930.12            1.20
Iowa...........................                14               1,271,696.13            0.28
Kansas.........................                18               1,684,370.59            0.37
Kentucky.......................                26               3,052,000.78            0.66
Louisiana......................                35               4,465,934.95            0.97
Maine..........................                13               1,732,669.11            0.38
Maryland.......................               112              20,766,170.38            4.51
Massachusetts..................                43              10,241,852.91            2.23
Michigan.......................                79               9,566,846.09            2.08
Minnesota......................                 6                 884,892.91            0.19
Mississippi....................                 2                 295,782.18            0.06
Missouri.......................                45               4,983,578.03            1.08
Montana........................                 7               2,213,515.84            0.48

Nebraska.......................                 2                 204,279.87            0.04
Nevada.........................                58              13,746,732.56            2.99
New Hampshire..................                25               5,426,124.63            1.18
New Jersey.....................                54              10,831,843.36            2.36
New Mexico.....................                 9               1,269,291.24            0.28
New York.......................               116              31,428,036.87            6.83
North Carolina.................               125              14,718,119.57            3.20
Ohio...........................                91               8,064,993.92            1.75
Oklahoma.......................                11                 855,827.00            0.19
Oregon.........................               104              16,718,271.84            3.63
Pennsylvania...................               107              12,485,224.62            2.71
Rhode Island...................                20               4,356,240.80            0.95
South Carolina.................                71               7,425,106.00            1.61
South Dakota...................                 4                 425,300.00            0.09
Tennessee......................                48               5,570,454.13            1.21
Texas..........................               175              20,265,546.56            4.41
Utah...........................                29               5,320,690.79            1.16
Vermont........................                 9               1,623,334.06            0.35
Virginia.......................                83              15,395,484.56            3.35
Washington.....................                46               6,694,462.80            1.46
West Virginia..................                 2                 303,135.00            0.07
Wisconsin......................                 6                 726,782.63            0.16
Wyoming........................                 6                 869,422.01            0.19
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

*No more than approximately 1.45% of Loan Group VIII by cut-off date principal balance will be secured by properties located in any one zip code area.

 Credit Scores as of the Date of Origination of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   0 -   0.....................                 9            $  1,168,482.65            0.25%
 500 - 549.....................                 1                  72,000.00            0.02
 550 - 574.....................                 4               1,031,500.00            0.22
 575 - 599.....................                29               5,308,891.51            1.15
 600 - 619.....................               119              18,211,325.57            3.96
 620 - 639.....................               302              51,266,336.17           11.15
 640 - 659.....................               356              58,009,474.22           12.61
 660 - 679.....................               386              63,406,427.43           13.78
 680 - 699.....................               389              65,226,486.07           14.18
 700 - 719.....................               314              55,556,505.12           12.08
 720 - 739.....................               258              38,911,161.95            8.46
 740 - 759.....................               229              41,694,836.18            9.06
 760 - 779.....................               181              35,662,431.21            7.75
 780 - 799.....................                87              16,561,449.77            3.60
 800 - 819.....................                28               7,911,742.93            1.72
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

Weighted Average Credit Score:        693
(where credit scores were available)

             Property Types of the Mortgage Properties in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................               324            $ 59,531,306.26           12.94%
CO-OP..........................                 1                  48,750.00            0.01
Condominium....................               138              20,456,200.45            4.45
Manufactured Home..............                 3                 320,264.66            0.07
PUD............................               401              81,585,214.19           17.74
Single Family..................             1,825             298,057,315.22           64.80
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

              Occupancy Status of Mortgage Properties in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investor.......................               877            $112,285,279.43           24.41%
Owner Occupied.................             1,744             336,256,955.54           73.10
Second Home....................                71              11,456,815.81            2.49
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

                Loan Purpose of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............             1,136            $206,057,747.50           44.80%
Purchase.......................             1,211             201,662,815.40           43.84
Rate/Term Refinance............               345              52,278,487.88           11.37
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

             Documentation Type of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................               555            $ 81,616,346.95           17.74%
Income & Employment
Verified/Assets Not Verified ..                23               3,226,973.95            0.70
No Employment or Income
Verification / Assets Not Verified            931             161,404,406.68           35.09
No Employment or Income
Verification / Assets Verified.               164              29,144,580.24            6.34
Verbal Verification of Employment
/ Assets Not Verified..........               231              39,056,170.61            8.49
Verbal Verification of Employment
/ Assets Verified..............               788             145,550,572.35           31.64
                                         --------            ---------------          ------
    Total......................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

      Original Terms to Stated Maturity of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
120 months.....................                 1            $     94,968.03            0.02%
180 months.....................               175              30,174,446.45            6.56
240 months.....................                 1                  78,019.74            0.02
360 months.....................             2,515             429,651,616.56           93.40
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      120
Maximum Original Term to Stated Maturity (Months):      360
Weighted Average Orig. Term to Stated Mat. (Months):    348

       Remaining Terms to Stated Maturity of the Mortgage Loans as of the
                           Cut Off Date in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 60 - 119 months...............                 1             $     94,968.03            0.02%
120 - 179 months...............               105               18,233,506.45            3.96
180 - 239 months...............                71               12,018,959.74            2.61
300 - 359 months...............             1,284              228,272,239.54           49.63
360 months.....................             1,231              201,379,377.02           43.78
                                         --------             ---------------          ------
     Total.....................             2,692             $459,999,050.78          100.00%
                                         ========             ===============          ======

Minimum Remaining Term to Stated Maturity (Months):     112
Maximum Remaining Term to Stated Maturity (Months):     360
Weighted Average Rem. Term to Stated Mat. (Months):     347

                    Index of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
              Index                   Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Fixed..........................             2,692            $459,999,050.78          100.00%
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

             Prepayment Penalty of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Prepayment Penalty            Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
No Prepay......................             2,417            $422,629,787.56           91.88%
1Y PP..........................                 9               1,545,707.06            0.34
2Y PP..........................                 3                 420,913.76            0.09
3Y PP..........................               179              24,018,423.42            5.22
5Y PP..........................                84              11,384,218.98            2.48
                                         --------            ---------------          ------
        Total..................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

                Product Type of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Product Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Fixed..........................             2,135            $347,831,472.36           75.62%
Fixed IO.......................               557             112,167,578.42           24.38
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

            Interest Only Feature of the Mortgage Loans in Group VIII

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Interest Only Feature           Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Non-IO.........................             2,135            $347,831,472.36           75.62%
5 Years........................               557             112,167,578.42           24.38
                                         --------            ---------------          ------
     Total.....................             2,692            $459,999,050.78          100.00%
                                         ========            ===============          ======

       Principal Balances of the Mortgage Loans at Origination in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Current Principal Balance         Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
      0.00   -   100,000.00....             2,481            $117,588,629.12           69.17%
100,000.01   -   150,000.00....               367              43,946,311.61           25.85
200,000.01   -   250,000.00....                20               4,432,985.10            2.61
300,000.01   -   350,000.00....                 3                 683,429.56            0.40
350,000.01   -   400,000.00....                 1                 366,000.00            0.22
400,000.01   -   450,000.00....                 1                 105,000.00            0.06
450,000.01   -   500,000.00....                 3                 708,452.96            0.42
600,000.01   -   650,000.00....                 1                 650,000.00            0.38
800,000.01   -   900,000.00....                 1                  10,000.00            0.01
1,500,000.01 - 1,600,000.00....                 1               1,510,555.83            0.89
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Minimum Current Principal Balance:      $   10,000.00
Maximum Current Principal Balance:      $1,512,850.00
Average Current Principal Balance:      $   63,485.39

   Principal Balances of the Mortgage Loans as of the Cut Off Date in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Current Principal Balance         Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
      0.00   -   100,000.00....             2,528            $119,538,538.69           70.32%
100,000.01   -   150,000.00....               328              42,758,776.12           25.15
200,000.01   -   250,000.00....                18               4,343,450.28            2.56
300,000.01   -   350,000.00....                 1                 334,043.26            0.20
350,000.01   -   400,000.00....                 1                 366,000.00            0.22
450,000.01   -   500,000.00....                 1                 500,000.00            0.29
600,000.01   -   650,000.00....                 1                 650,000.00            0.38
1,500,000.01 - 1,600,000.00....                 1               1,510,555.83            0.89
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Minimum Current Principal Balance:      $        0.00
Maximum Current Principal Balance:      $1,510,555.83
Average Current Principal Balance:      $   59,049.00

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
   Mortgage Interest Rates (%)        Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
   3.750 -  3.999..............                 3            $    127,559.14            0.08%
   4.000 -  4.249..............               232              11,914,262.73            7.01
   4.250 -  4.499..............               871              47,532,428.66           27.96
   4.500 -  4.749..............               553              31,134,999.25           18.32
   4.750 -  4.999..............                 1                  16,991.15            0.01
   5.000 -  5.249..............                 1                 149,631.17            0.09
   5.250 -  5.499..............                 3                 304,123.21            0.18
   5.500 -  5.749..............                29               1,690,809.60            1.00
   5.750 -  5.999..............                39               2,234,270.30            1.31
   6.000 -  6.249..............                55               4,125,660.93            2.43
   6.250 -  6.499..............                95               6,758,406.40            3.98
   6.500 -  6.749..............               132               9,585,224.40            5.64
   6.750 -  6.999..............               119               6,267,319.40            3.69
   7.000 -  7.249..............               117               7,931,026.28            4.67
   7.250 -  7.499..............               126               7,018,384.73            4.13
   7.500 -  7.749..............               146              11,227,864.17            6.61
   7.750 -  7.999..............               121               7,656,316.96            4.50
   8.000 -  8.249..............                90               6,262,152.46            3.68
   8.250 -  8.499..............                40               2,505,935.29            1.47
   8.500 -  8.749..............                25               1,330,303.15            0.78
   8.750 -  8.999..............                34               2,314,490.56            1.36
   9.000 -  9.249..............                12                 618,378.43            0.36
   9.250 -  9.499..............                14                 561,709.75            0.33
   9.500 -  9.749..............                 5                 226,784.58            0.13
   9.750 -  9.999..............                 2                  35,456.00            0.02
  10.000 - 10.249..............                 6                  72,164.94            0.04
  10.250 - 10.499..............                 2                  93,702.67            0.06
  10.500 - 10.749..............                 2                 120,818.14            0.07
  11.000 - 11.249..............                 1                  61,189.73            0.04
  11.250 - 11.499..............                 1                  10,000.00            0.01
  11.500 - 11.749..............                 1                  50,000.00            0.03
  11.750 - 11.999..............                 1                  63,000.00            0.04
                                         --------            ---------------          ------
     Total.....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Minimum:   3.7500%
Maximum:   11.7500%
NZWA:      5.6549%

                   Original Loan-to-Value Ratios* in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Loan-to-Value Ratios (%)         Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
  0.01% -  30.00%..............                16            $    920,367.83            0.54%
 30.01% -  40.00%..............                 5                 314,784.64            0.19
 40.01% -  50.00%..............                15               1,296,989.10            0.76
 50.01% -  55.00%..............                13               1,138,434.85            0.67
 55.01% -  60.00%..............                13               1,385,565.29            0.82
 60.01% -  65.00%..............                13                 553,770.22            0.33
 65.01% -  70.00%..............                41               2,843,895.13            1.67
 70.01% -  75.00%..............                33               2,248,075.24            1.32
 75.01% -  80.00%..............               105               7,160,225.26            4.21
 80.01% -  85.00%..............               107               6,238,960.38            3.67
 85.01% -  90.00%..............               797              40,944,354.45           24.09
 90.01% -  95.00%..............               429              22,697,298.48           13.35
 95.01% - 100.00%..............             1,292              82,258,643.31           48.39
                                         --------            ---------------          ------
     Total.....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

NZWA:   20.13%

*Loan-to-value ratios are calculated by taking the Original Principal Balance plus any senior Lien Balance and dividing the lesser of the original appraised value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
     Geographic Distribution          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Arizona........................               181            $ 10,354,905.47            6.09%
California.....................               646              51,628,076.94           30.37
Colorado.......................               135               6,706,610.84            3.95
Connecticut....................                25               1,386,000.06            0.82
Delaware.......................                11                 503,358.99            0.30
District of Columbia...........                20               1,723,222.25            1.01
Florida........................               109               7,456,014.02            4.39
Georgia........................                75               3,370,135.75            1.98
Idaho..........................                22               1,012,469.83            0.60
Illinois.......................               198              10,102,892.60            5.94
Indiana........................                10                 294,944.17            0.17
Iowa...........................                16                 560,968.49            0.33
Kansas.........................                10                 295,118.52            0.17
Kentucky.......................                30               1,047,711.92            0.62
Louisiana......................                 2                  84,150.00            0.05
Maine..........................                 7                 429,674.91            0.25
Maryland.......................               189              10,593,908.58            6.23
Massachusetts..................                63               3,761,038.50            2.21
Michigan.......................                73               3,074,554.59            1.81
Minnesota......................                17                 701,993.34            0.41
Mississippi....................                 1                  44,400.00            0.03
Missouri.......................                34               1,081,101.94            0.64
Montana........................                13                 761,414.85            0.45
Nebraska.......................                 1                  49,976.71            0.03
Nevada.........................               118               7,523,197.67            4.43
New Hampshire..................                19                 928,966.75            0.55
New Jersey.....................                64               4,268,844.31            2.51
New Mexico.....................                 2                  64,444.31            0.04
New York.......................               107               6,933,932.44            4.08
North Carolina.................               109               4,121,503.22            2.42
Ohio...........................                73               2,199,066.85            1.29
Oklahoma.......................                 8                 306,400.00            0.18
Oregon.........................                72               3,103,519.26            1.83
Pennsylvania...................                54               2,591,689.65            1.53
Rhode Island...................                 4                 165,148.00            0.10
South Carolina.................                55               2,546,097.62            1.50
South Dakota...................                 1                  26,740.00            0.02
Tennessee......................                27               1,053,934.11            0.62
Utah...........................                38               2,062,659.18            1.21
Virginia.......................               152              10,261,643.84            6.04
Washington.....................                71               4,158,033.95            2.45
West Virginia..................                 4                  89,305.17            0.05
Wisconsin......................                 8                 401,583.93            0.24
Wyoming........................                 5                 170,010.65            0.10
                                         --------            ---------------          ------
     Total.....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

*No more than approximately 0.89% of Loan Group IX by cut-off date principal balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Range of Credit Scores          Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 600 - 619.....................                 2            $     26,974.36            0.02%
 620 - 639.....................                54               2,578,863.19            1.52
 640 - 659.....................               127               5,952,952.34            3.50
 660 - 679.....................               296              17,244,847.05           10.14
 680 - 699.....................               418              24,466,451.69           14.39
 700 - 719.....................               502              31,111,749.32           18.30
 720 - 739.....................               458              27,139,305.75           15.96
 740 - 759.....................               420              24,234,238.54           14.26
 760 - 779.....................               317              20,494,864.60           12.06
 780 - 799.....................               222              12,787,403.09            7.52
 800 - 819.....................                63               3,963,714.25            2.33
                                         --------            ---------------          ------
     Total.....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

NZWA:   723

Loans with Fico scores less than 300 have been eliminated from the average.

              Property Types of the Mortgage Properties in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Property Type               Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
2-4 Family.....................                35            $  2,271,112.43            1.34%
Condominium....................               364              19,061,050.56           11.21
PUD............................               764              45,751,035.69           26.91
Single Family..................             1,715             102,895,261.80           60.53
Townhouse......................                 1                  22,903.70            0.01
                                         --------            ---------------          ------
     Total.....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

               Occupancy Status of Mortgage Properties in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Occupancy Status             Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Investment.....................                13            $    307,150.82            0.18%
Owner Occupied.................             2,835             168,269,032.24           98.98
Second Home....................                31               1,425,181.12            0.84
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

                 Loan Purpose of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Loan Purpose               Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Cash-Out Refinance.............               865            $ 48,477,901.47           28.52%
Purchase.......................             1,903             116,930,527.79           68.78
Rate/Term Refinance............               111               4,592,934.92            2.70
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

                  Utilization of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Utilization                Mortgage Loans       as of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
0.000 - 0.000..................                 8            $          0.00            0.00%
0.001 - 10.000.................                38                  179613.75            0.11
10.001 - 20.000................                28                  337396.18            0.20
20.001 - 30.000................                18                  436008.47            0.26
30.001 - 40.000................                20                  878934.55            0.52
40.001 - 50.000................                19                  781131.02            0.46
50.001 - 60.000................                25                 1066443.74            0.63
60.001 - 70.000................                25                 1148459.22            0.68
70.001 - 80.000................                17                  940098.64            0.55
80.001 - 90.000................                17                 1084755.69            0.64
90.001 - 100.000...............             2,662               163056736.90           95.91
100.001 or greater.............                 2                   91786.02            0.05
                                         --------            ---------------          ------
     Total:....................             2,879            $  170001364.18          100.00%
                                         ========            ===============          ======

Average Utilization:    98.09%

       Original Terms to Stated Maturity of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Original Term               Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
180 months.....................                 1            $     53,400.00            0.03%
240 months.....................                22                 939,382.16            0.55
300 months.....................             2,856             169,008,582.02           99.42
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Minimum Original Term to Stated Maturity (Months):      180
Maximum Original Term to Stated Maturity (Months):      300
Weighted Average Orig. Term to Stated Mat. (Months):    300

             Stated Remaining Term of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Stated Remaining Term           Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
 120 - 179.....................                 1            $     53,400.00            0.03%
 180 - 239.....................                17                 588,982.16            0.35
 240 - 299.....................             2,221             131,661,866.54           77.45
 300...........................               640              37,697,115.48           22.18
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Minimum (Months):            176
Maximum (Months):            300
Weighted Average (Months):   298

                  Draw Period of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
           Draw Period                Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
120 months.....................             2,878            $170,001,364.18          100.00%
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Weighted Average Draw Period. (Months):   120

             Remaining Draw Period of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
      Remaining Draw Period           Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Less than 95 months............                 1            $     77,000.00            0.05%
101-105 months.................                 6                 563,227.13            0.33
106-110 months.................                 4                 145,426.43            0.09
111-115 months.................                42               1,497,805.18            0.88
116-120 months.................             2,826             167,717,905.44           98.66
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Weighted Average Remaining Draw Period:   118

                 Gross Margin of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
         Gross Margin (%)             Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
<= - 0.251.....................                10            $    869,398.65            0.51%
0.000 - 1.500..................             1,407              90,089,113.63           52.99
1.501 - 1.750..................               405              23,319,032.96           13.72
1.751 - 2.000..................               298              16,791,434.64            9.88
2.001 - 2.250..................               237              12,037,143.05            7.08
2.251 - 2.500..................               113               6,007,232.83            3.53
2.501 - 2.750..................               151               9,105,551.88            5.36
2.751 - 3.000..................                72               3,585,959.85            2.11
3.001 - 3.250..................                68               3,658,190.94            2.15
3.251 - 3.500..................                35               1,510,284.44            0.89
3.501 - 3.750..................                20                 601,408.19            0.35
3.751 - 4.000..................                22               1,059,706.08            0.62
4.001 - 4.250..................                10                 320,316.67            0.19
4.251 - 4.500..................                 8                 209,429.94            0.12
4.501 - 4.750..................                 5                  66,600.00            0.04
4.751 - 5.000..................                 6                 302,120.81            0.18
5.001 +........................                12                 468,439.62            0.28
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Weighted Average Gross Margin:   1.5418%

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
    Maximum Mortgage Rate (%)         Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
18.000.........................             2,879            $170,001,364.18          100.00%
                                         --------            ---------------          ------
      Total:...................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

Weighted Average Maximum Mortgage Rate:   18.000%

                 Lien Position of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
          Lien Position               Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
1st Lien.......................                29            $  1,950,372.39            1.15%
2nd Lien.......................             2,850             168,050,991.79           98.85
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======

              Documentation Type of the Mortgage Loans in Group IX

                                                          Aggregate Scheduled
                                                           Principal Balance
                                         Number of            Outstanding         % of Mortgage
        Documentation Type            Mortgage Loans       As of Cut-Off Date         Loans
--------------------------------    ------------------   ----------------------  ----------------
Income & Employment Verified /
Assets Verified................             2,162            $118,554,235.14           69.74%
Income & Employment
Verified/Assets Not Verified ..                 1                  15,976.61            0.01
Verbal Verification of Employment
/ Assets Not Verified..........                 1                  99,400.00            0.06
Verbal Verification of Employment
/ Assets Verified..............               715              51,331,752.43           30.20
                                         --------            ---------------          ------
     Total:....................             2,879            $170,001,364.18          100.00%
                                         ========            ===============          ======